A MESSAGE FROM THE PRESIDENT

To Principal Mutual Life Insurance Company Customers

Through year-end, U.S. financial markets turned in positive results. However, there were some bumps along the way. Mid-year, equity and fixed-income investors experienced a rather precipitous decline fueled by mixed economic data and concerns about rising interest rates. These fears were quelled when the Federal Reserve met December 17 and chose to leave interest rates unchanged. As a result, both equity and fixed-income markets ended the year well.

Through December 31, 1996, the Dow Jones Industrial Average returned 28.79% and the Standard & Poor's 500 Index returned 22.96% (the Dow Jones Industrial Average and the S&P 500 are unmanaged indexes comprised of common stocks. One cannot invest directly into these or any other index). Markets outside the U.S. showed mixed results. Included among the regions which posted strongest returns were Europe, Asia (excluding Japan) and Latin America. Most market experts do not expect domestic inflation rates to elevate in 1997. Assuming this proves true, investors should continue to enjoy a relatively stable market environment though past performance is never a guarantee of future investment results.

The Principal Mutual Funds are used exclusively as underlying investments within several different Principal Mutual Life Insurance Company variable insurance products. Please see your contract prospectus for a description of the Funds specifically available in your contract.

Principal Mutual Life Insurance Company continues to seek to provide our customers with top-level service and good quality variable annuity and variable life contracts. We are pleased to have you as a contract owner, and look forward to a successful 1997.

Sincerely,

/s/ Stephan L. Jones

Stephan L. Jones
President

CONTENTS

                                                                     Page
Financial Statements and Financial Highlights
     Statements of Assets and Liabilities..........................    2
     Statements of Operations .....................................    4
     Statements of Changes in Net Assets...........................    6
     Notes to Financial Statements.................................   10
     Schedules of Investments
         Principal Aggressive Growth Fund, Inc.....................   18
         Principal Asset Allocation Fund, Inc......................   19
         Principal Balanced Fund, Inc..............................   26
         Principal Bond Fund, Inc..................................   29
         Principal Capital Accumulation Fund, Inc..................   31
         Principal Emerging Growth Fund, Inc.......................   33
         Principal Government Securities Fund, Inc.................   36
         Principal Growth Fund, Inc................................   36
         Principal High Yield Fund, Inc............................   39
         Principal Money Market Fund, Inc..........................   40
         Principal World Fund, Inc.................................   42
     Financial Highlights..........................................   46
     Report of Independent Auditors................................   52

December 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES

                                                            Principal       Principal
                                                           Aggressive         Asset         Principal       Principal
                                                             Growth        Allocation       Balanced           Bond
                                                           Fund, Inc.      Fund, Inc.      Fund, Inc.       Fund, Inc.

Investment in securities -- at cost...................     $78,439,912     $55,636,193      $84,420,596      $61,453,159

Assets
Investment in securities -- at value (Note 4).........     $86,237,711     $59,227,847      $93,206,906      $62,634,312
Cash .................................................       4,786,330       4,571,515          10,351           81,407
Receivables:
     Dividends and interest...........................         188,774         317,109          751,024        1,223,103
     Investment securities sold.......................         179,111         134,816         --               --
     Capital Stock sold...............................         384,877             799          214,787           90,272

                                          Total Assets      91,776,803      64,252,086       94,183,068       64,029,094

Liabilities
Accrued expenses......................................          18,905          18,593           14,885            8,448
Payables:
     Dividends and distributions to shareholders......       1,582,605       2,553,927        1,008,939          633,016
     Investment securities purchased..................          69,744          48,428         --               --
     Capital Stock reacquired.........................         --              --                 1,575            1,069

                                     Total Liabilities       1,671,254       2,620,948        1,025,399          642,533

Net Assets Applicable to Outstanding Shares    .......     $90,105,549     $61,631,138      $93,157,669      $63,386,561

Capital Stock (par value: $.01  a share)

Shares authorized.....................................     100,000,000     100,000,000      100,000,000      100,000,000
Shares issued and outstanding.........................       6,204,681       5,369,370        6,452,156        5,596,601

Net Asset Value Per Share   ..........................          $14.52          $11.48           $14.44           $11.33

Net Assets Consist of:
Capital Stock......................................... $        62,047  $       53,693  $        64,522   $       55,966
Additional paid-in capital............................      79,340,934      56,841,171       84,240,355       62,384,524
Accumulated undistributed net investment income.......           4,793          18,594           23,644           36,471
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions .........................       2,899,976       1,126,026           42,838         (271,553)
     Foreign currency transactions....................         --              --              --               --
Net unrealized appreciation of investments............       7,797,799       3,591,654        8,786,310        1,181,153
Net unrealized appreciation on translation
     of assets and liabilities in foreign currencies..         --              --              --               --

                                      Total Net Assets     $90,105,549     $61,631,138      $93,157,669      $63,386,561


December 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES

                                                             Principal        Principal       Principal
                                                              Capital         Emerging       Government        Principal
                                                           Accumulation        Growth        Securities         Growth
                                                            Fund, Inc.       Fund, Inc.      Fund, Inc.       Fund, Inc.

Investment in securities -- at cost...................      $174,212,683    $109,056,629      $84,463,498     $86,112,332

Assets
Investment in securities -- at value (Note 4).........      $206,483,512    $136,886,546      $85,325,737     $98,944,796
Cash .................................................            10,932          16,620            2,332          36,055
Receivables:
     Dividends and interest...........................           340,103          99,086          813,492         116,039
     Investment securities sold.......................          --               --              --               --
     Capital Stock sold...............................           484,518         199,597            6,295         543,229

                                          Total Assets       207,319,065     137,201,849       86,147,856      99,640,119

Liabilities
Accrued expenses......................................            21,554          20,199           11,346          12,189
Payables:
     Dividends and distributions to shareholders......           154,951          20,592           54,266          15,763
     Investment securities purchased..................         2,124,032         --              981,875          --
     Capital Stock reacquired.........................          --                   177              511             257

                                     Total Liabilities         2,300,537          40,968        1,047,998          28,209

Net Assets Applicable to Outstanding Shares    .......      $205,018,528    $137,160,881      $85,099,858     $99,611,910

Capital Stock (par value: $.01  a share)

Shares authorized.....................................       100,000,000     100,000,000      100,000,000     100,000,000
Shares issued and outstanding.........................         6,869,636       4,611,789        8,255,462       7,222,342

Net Asset Value Per Share   ..........................            $29.84          $29.74           $10.31          $13.79

Net Assets Consist of:
Capital Stock.........................................  $         68,696$         46,118   $       82,555  $       72,223
Additional paid-in capital............................       165,254,680     108,816,480       84,726,691      86,696,904
Accumulated undistributed net investment income.......            35,319          13,018           45,745           7,936
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions .........................         7,389,004         455,348         (617,372)          2,383
     Foreign currency transactions....................          --               --              --               --
Net unrealized appreciation of investments............        32,270,829      27,829,917          862,239      12,832,464
Net unrealized appreciation on translation
     of assets and liabilities in foreign currencies..          --               --              --               --

                                      Total Net Assets      $205,018,528    $137,160,881      $85,099,858     $99,611,910

December 31, 1996

STATEMENT OF NET ASSETS

                                                          Principal        Principal
                                                            High             Money         Principal
                                                            Yield           Market           World
                                                         Fund, Inc.       Fund, Inc.      Fund, Inc.

Investment in securities -- at cost...................   $12,972,448      $46,091,909     $60,080,919

Assets
Investment in securities -- at value (Note 4).........   $13,432,735      $46,091,909     $71,842,712
Cash .................................................        19,746           50,823          49,386
Receivables:
     Dividends and interest...........................       291,159          135,595         144,486
     Investment securities sold.......................       --               --              --
     Capital Stock sold...............................           243          229,207          57,322

                                          Total Assets    13,743,883       46,507,534      72,093,906

Liabilities
Accrued expenses......................................         3,540            9,317          33,160
Payables:
     Dividends and distributions to shareholders......       --               --               27,452
     Investment securities purchased..................       --               --              351,045
     Capital Stock reacquired.........................       --               253,968             234

                                     Total Liabilities         3,540          263,285         411,891

Net Assets Applicable to Outstanding Shares    .......   $13,740,343      $46,244,249     $71,682,015

Capital Stock (par value: $.01  a share)

Shares authorized.....................................   100,000,000      500,000,000     100,000,000
Shares issued and outstanding.........................     1,575,423       46,244,249       5,503,994

Net Asset Value Per Share   ..........................         $8.72           $1.000          $13.02

Net Assets Consist of:
Capital Stock.........................................   $    15,754      $   462,443     $    55,040
Additional paid-in capital............................    14,248,237       45,781,806      59,603,313
Accumulated undistributed net investment income.......        11,449          --               24,004
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions .........................      (995,384)         --              246,459
     Foreign currency transactions....................       --               --               (9,568)
Net unrealized appreciation of investments............       460,287          --           11,761,793
Net unrealized appreciation on translation
     of assets and liabilities in foreign currencies..       --               --                  974

                                      Total Net Assets   $13,740,343      $46,244,249     $71,682,015

See accompanying notes.

Year Ended December 31, 1996

STATEMENTS OF OPERATIONS

                                                Principal    Principal
                                               Aggressive      Asset       Principal   Principal
                                                 Growth     Allocation     Balanced       Bond
                                               Fund, Inc.   Fund, Inc.    Fund, Inc.   Fund, Inc.

Net Investment Income
Income:
    Dividends................................  $  930,715    $ 753,540    $ 934,378    $   --
    Less: Withholding tax on foreign dividends      --           --           --           --
    Interest.................................     237,430    1,547,262    1,923,042     3,923,811

                                Total Income    1,168,145    2,300,802    2,857,420     3,923,811

Expenses:
    Management and investment advisory
        fees (Note 3)........................     491,699      425,427      420,010       260,242
    Custodian fees...........................      20,187       29,779       11,314         5,711
    Directors' fees..........................       7,904        7,930        7,927         7,830
    Other....................................       1,331        1,332        1,502         1,327

                              Total Expenses      521,121      464,468      440,753       275,110

                       Net Investment Income      647,024    1,836,334    2,416,667     3,648,701

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign  Currency Net
realized gain (loss) from:
    Investment transactions..................  10,016,661    4,149,766    4,291,386        24,994
    Foreign currency transactions............      --           --            --           --
Net increase (decrease) in unrealized
appreciation/depreciation on:
    Investments .............................   5,099,753      715,006    3,030,866    (1,454,206)
    Translation of assets and liabilities in
         foreign currencies..................      --           --            --           --

    Net Realized and Unrealized Gain (Loss)
         on Investments and Foreign Currency   15,116,414    4,864,772    7,322,252    (1,429,212)

                 Net Increase in Net Assets
                   Resulting from Operations  $15,763,438   $6,701,106   $9,738,919    $2,219,489


Year Ended December 31, 1996

STATEMENTS OF OPERATIONS

                                                    Principal    Principal     Principal
                                                     Capital     Emerging     Government    Principal
                                                  Accumulation    Growth      Securities     Growth
                                                   Fund, Inc.   Fund, Inc.    Fund, Inc.   Fund, Inc.

Net Investment Income
Income:
    Dividends................................  $    4,025,859   $  754,816    $   --       $   971,440
    Less: Withholding tax on foreign dividends          --           --           --             --
    Interest.................................         324,117      879,048    5,055,471       556,688

                                Total Income        4,349,976    1,633,864    5,055,471     1,528,128

Expenses:
    Management and investment advisory
        fees (Note 3)........................         816,437      606,697      360,968       357,833
    Custodian fees...........................           6,391        8,735        7,542         4,742
    Directors' fees..........................           7,877        7,905        7,887         7,602
    Other....................................           1,376        1,550        1,351         1,276

                              Total Expenses          832,081      624,887      377,748       371,453

                       Net Investment Income        3,517,895    1,008,977    4,677,723     1,156,675

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign  Currency Net
realized gain (loss) from:
    Investment transactions..................      26,628,772    1,954,051       98,466       242,899
    Foreign currency transactions............         --            --            --           --
Net increase (decrease) in unrealized
appreciation/depreciation on:
    Investments .............................       6,846,493   15,461,368   (1,337,219)    7,550,339
    Translation of assets and liabilities in
         foreign currencies..................         --            --            --           --

    Net Realized and Unrealized Gain (Loss)
         on Investments and Foreign Currency       33,475,265   17,415,419   (1,238,753)    7,793,238

                 Net Increase in Net Assets
                   Resulting from Operations      $36,993,160  $18,424,396  $ 3,438,970    $8,949,913


Year Ended December 31, 1996

STATEMENTS OF OPERATIONS

                                                   Principal    Principal
                                                     High         Money       Principal
                                                     Yield       Market         World
                                                  Fund, Inc.   Fund, Inc.    Fund, Inc.

Net Investment Income
Income:
    Dividends................................    $   --        $   --     $  1,385,001
    Less: Withholding tax on foreign dividends       --            --         (169,435)
    Interest.................................     1,241,012     2,321,335      381,561

                                Total Income      1,241,012     2,321,335    1,597,127

Expenses:
    Management and investment advisory
        fees (Note 3)........................        75,111       208,822      376,123
    Custodian fees...........................         3,517        13,843       65,966
    Directors' fees..........................         7,851         8,091        7,915
    Other....................................         1,332         1,490        1,357

                              Total Expenses         87,811       232,246      451,361

                       Net Investment Income      1,153,201     2,089,089    1,145,766

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign  Currency Net
realized gain (loss) from:
    Investment transactions..................       210,672        --          875,641
    Foreign currency transactions............        --            --           (9,568)
Net increase (decrease) in unrealized
appreciation/depreciation on:
    Investments .............................       218,620        --        9,714,799
    Translation of assets and liabilities in
         foreign currencies..................        --            --              495

    Net Realized and Unrealized Gain (Loss)
         on Investments and Foreign Currency        429,292        --       10,581,367

                 Net Increase in Net Assets
                   Resulting from Operations     $1,582,493   $2,089,089   $11,727,133

See accompanying notes.

Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS

                                                                  Principal                         Principal
                                                              Aggressive Growth                 Asset Allocation
                                                                 Fund, Inc.                        Fund, Inc.

                                                              1996         1995                 1996          1995

Operations
Net investment income.......................               $   647,024  $   302,552          $ 1,836,334    $ 1,387,625
Net realized gain (loss) from
  investment transactions                                   10,016,661    4,905,174            4,149,766      1,628,048
Net increase (decrease) in unrealized appreciation/
     depreciation on investments and translation of
     assets and liabilities in foreign currencies            5,099,753    2,660,711              715,006      3,340,632

                  Net Increase in Net Assets
                   Resulting from Operations                15,763,438    7,868,437            6,701,106      6,356,305

Dividends and Distributions to Shareholders
From net investment income..................                  (642,821)    (305,795)          (1,837,566)    (1,398,405)
From net realized gain on investments and foreign
      currency transactions.................                (8,672,973)  (3,377,897)          (3,447,188)    (1,026,374)

                                                            (9,315,794)  (3,683,692)          (5,284,754)    (2,424,779)

Capital Share Transactions (Note 5)
Shares sold.................................                54,678,368   14,807,229           20,370,526      7,552,421
Shares issued in reinvestment of dividends
     and distributions......................                 7,733,190    3,683,692            2,730,827      2,424,779
Shares redeemed.............................               (12,396,594)  (2,803,211)          (3,960,605)      (875,745)

  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions                50,014,964   15,687,710           19,140,748      9,101,455

                              Total Increase                56,462,608   19,872,455           20,557,100     13,032,981

Net Assets
Beginning of period.........................                33,642,941   13,770,486           41,074,038     28,041,057

End of period (including undistributed net
     investment income as set forth below)..               $90,105,549  $33,642,941          $61,631,138    $41,074,038

Undistributed Net Investment Income.........               $     4,793  $     3,483          $    18,594    $    19,826


Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS

                                                                  Principal                            Principal
                                                                   Balanced                               Bond
                                                                  Fund, Inc.                           Fund, Inc.

                                                            1996            1995                  1996          1995

Operations
Net investment income.......................             $  2,416,667    $ 1,419,736          $  3,648,701  $ 1,790,567
Net realized gain (loss) from
  investment transactions                                   4,291,386      1,509,204                24,994     (178,683)
Net increase (decrease) in unrealized appreciation/
     depreciation on investments and translation of
     assets and liabilities in foreign currencies           3,030,866      4,627,533            (1,454,206)   3,151,543

                  Net Increase in Net Assets
                   Resulting from Operations                9,738,919      7,556,473             2,219,489    4,763,427

Dividends and Distributions to Shareholders
From net investment income..................               (2,404,163)    (1,419,914)           (3,612,230)  (1,807,251)
From net realized gain on investments and foreign
      currency transactions.................               (5,078,241)    (1,126,793)               --           --

                                                           (7,482,404)    (2,546,707)           (3,612,230)  (1,807,251)

Capital Share Transactions (Note 5)
Shares sold.................................               51,227,505     18,469,155            38,212,107   15,942,301
Shares issued in reinvestment of dividends
     and distributions......................                6,103,434      1,530,787             2,979,214    1,815,744
Shares redeemed.............................              (11,833,111)    (4,649,589)          (12,289,678)  (1,944,884)

  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions               45,497,828     15,350,353            28,901,643   15,813,161

                              Total Increase               47,754,343     20,360,119            27,508,902   18,769,337

Net Assets
Beginning of period.........................               45,403,326     25,043,207            35,877,659   17,108,322

End of period (including undistributed net
     investment income as set forth below)..             $ 93,157,669    $45,403,326          $ 63,386,561  $35,877,659

Undistributed Net Investment Income.........             $     23,644    $    11,765          $     36,471  $       --

Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS


                                                                    Principal
                                                             Capital Accumulation
                                                                   Fund, Inc.

                                                               1996          1995

Operations
Net investment income.......................              $  3,517,895    $  2,706,864
Net realized gain (loss) from
  investment transactions                                   26,628,772      11,294,865
Net increase (decrease) in unrealized appreciation/
     depreciation on investments and translation of
     assets and liabilities in foreign currencies            6,846,493      19,225,574

                  Net Increase in Net Assets
                   Resulting from Operations                36,993,160      33,227,303

Dividends and Distributions to Shareholders
From net investment income..................                (3,541,996)     (2,707,756)
From net realized gain on investments and foreign
      currency transactions.................               (22,300,640)    (10,552,706)

                                                           (25,842,636)    (13,260,462)

Capital Share Transactions (Note 5)
Shares sold.................................                81,833,141      38,113,651
Shares issued in reinvestment of dividends
     and distributions......................                25,659,931      13,137,194
Shares redeemed.............................               (49,264,748)    (56,149,805)

  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions                58,228,324      (4,898,960)

                              Total Increase                69,378,848      15,067,881

Net Assets
Beginning of period.........................               135,639,680     120,571,799

End of period (including undistributed net
     investment income as set forth below)..              $205,018,528    $135,639,680

Undistributed Net Investment Income.........              $     35,319    $     59,420

Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS

                                                                               Principal                      Principal
                                                                            Emerging Growth             Government Securities
                                                                              Fund, Inc.                     Fund, Inc.




                                                                          1996           1995            1996          1995

Operations
Net investment income........................................        $  1,008,977   $   502,095     $ 4,677,723    $ 2,727,198
Net realized gain (loss) from investment transactions........           1,954,051     1,202,668          98,466        (41,117)
Net realized (loss) from foreign currency transactions.......              --             --              --            --
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and
     liabilities in foreign currencies.......................          15,461,368     8,417,614      (1,337,219)     4,199,844

        Net Increase in Net Assets Resulting from Operations           18,424,396    10,122,377       3,438,970      6,885,925

Dividends and Distributions to Shareholders
From net investment income...................................          (1,000,544)     (496,559)     (4,644,240)    (2,764,369)
Excess distribution of net investment income (Note 1)........              --             --              --            --
From net realized gain on investments
and foreign currency transactions                                      (2,245,806)     (473,643)        --            --

                                                                       (3,246,350)     (970,202)     (4,644,240)    (2,764,369)

Capital Share Transactions (Note 5)
Shares sold..................................................          78,710,392    33,010,562      47,002,706     24,755,653
Shares issued in reinvestment of dividends
     and distributions.......................................           3,177,572       825,122       4,589,974      2,708,209
Shares redeemed..............................................         (18,425,569)   (8,379,384)    (15,367,021)   (17,627,312)

                            Net Increase in Net Assets from
                                 Capital Shares Transactions           63,462,395    25,456,300      36,225,659      9,836,550

                                              Total Increase           78,640,441    34,608,475      35,020,389     13,958,106

Net Assets
Beginning of period..........................................          58,520,440    23,911,965      50,079,469     36,121,363

End of period (including undistributed (overdistributed) net
     investment income as set forth below)...................        $137,160,881   $58,520,440     $ 85,099,858   $50,079,469

Undistributed (Overdistributed) Net Investment Income........        $     13,018   $     6,354     $     45,745   $    16,895

Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS

                                                                           Principal                     Principal
                                                                            Growth                      High Yield
                                                                          Fund, Inc.                    Fund, Inc.




                                                                      1996          1995            1996          1995

Operations
Net investment income........................................     $ 1,156,675   $   572,297     $ 1,153,201   $   976,414
Net realized gain (loss) from investment transactions........         242,899       298,608         210,672       (49,300)
Net realized (loss) from foreign currency transactions.......          --            --              --            --
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and
     liabilities in foreign currencies.......................       7,550,339     5,280,826         218,620       664,483

        Net Increase in Net Assets Resulting from Operations        8,949,913     6,151,731       1,582,493     1,591,597

Dividends and Distributions to Shareholders
From net investment income...................................      (1,148,740)     (566,536)     (1,116,648)     (991,915)
Excess distribution of net investment income (Note 1)........          --            --              --           (25,104)
From net realized gain on investments
and foreign currency transactions                                  (240,516)     (294,742)        --              --

                                                                   (1,389,256)     (861,278)     (1,116,648)   (1,017,019)

Capital Share Transactions (Note 5)
Shares sold..................................................      55,634,083    29,355,706         437,560       673,188
Shares issued in reinvestment of dividends
     and distributions.......................................       1,373,493       753,669       1,116,648     1,017,019
Shares redeemed..............................................      (7,663,844)   (5,778,425)       (109,643)     (131,664)

                            Net Increase in Net Assets from
                                 Capital Shares Transactions       49,343,732    24,330,950       1,444,565     1,558,543

                                              Total Increase       56,904,389    29,621,403       1,910,410     2,133,121

Net Assets
Beginning of period..........................................      42,707,521    13,086,118      11,829,933     9,696,812

End of period (including undistributed (overdistributed) net
     investment income as set forth below)...................     $99,611,910   $42,707,521     $13,740,343   $11,829,933

Undistributed (Overdistributed) Net Investment Income........     $     7,936   $     5,761     $    11,449   $   (25,104)


Years Ended December 31

STATEMENTS  OF  CHANGES IN NET ASSETS

                                                                              Principal                        Principal
                                                                            Money Market                         World
                                                                             Fund, Inc.                       Fund, Inc.

                                                                        1996          1995               1996           1995

Operations
Net investment income........................................      $  2,089,089   $ 1,502,142        $ 1,145,766    $   519,182
Net realized gain (loss) from investment transactions........            --            --                875,641        174,169
Net realized (loss) from foreign currency transactions.......            --            --                 (9,568)        (5,526)
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and
     liabilities in foreign currencies.......................            --            --              9,715,294      2,574,265

        Net Increase in Net Assets Resulting from Operations           2,089,089    1,502,142         11,727,133      3,262,090

Dividends and Distributions to Shareholders
From net investment income...................................         (2,089,089)  (1,502,142)        (1,149,902)      (506,808)
Excess distribution of net investment income (Note 1)........            --            --                 --             --
From net realized gain on investments
and foreign currency transactions                                        --            --               (750,235)       (23,834)

                                                                      (2,089,089)  (1,502,142)        (1,900,137)      (530,642)

Capital Share Transactions (Note 5)
Shares sold..................................................        119,544,896   94,151,329         38,889,383     15,630,379
Shares issued in reinvestment of dividends
     and distributions.......................................          1,914,643    1,130,170          1,849,921        530,642
Shares redeemed..............................................       (107,885,209) (91,983,464)        (9,449,905)    (2,072,943)

                            Net Increase in Net Assets from
                                 Capital Shares Transactions          13,574,330    3,298,035         31,289,399     14,088,078

                                              Total Increase          13,574,330    3,298,035         41,116,395     16,819,526

Net Assets
Beginning of period..........................................         32,669,919   29,371,884         30,565,620     13,746,094

End of period (including undistributed (overdistributed) net
     investment income as set forth below)...................      $  46,244,249  $32,669,919        $71,682,015    $30,565,620

Undistributed (Overdistributed) Net Investment Income........      $     --       $    --            $    24,004    $    12,505

See accompanying notes.

December 31, 1996

NOTES TO FINANCIAL STATEMENTS

Principal Aggressive Growth Fund, Inc.
Principal Asset Allocation Fund, Inc.
Principal Balanced Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Accumulation Fund, Inc.
Principal Emerging Growth Fund, Inc.
Principal Government Securities Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal Money Market Fund, Inc.
Principal World Fund, Inc.


Note 1 -- Significant Accounting Policies

Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc. and Principal World Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Principal Money Market Fund, Inc. values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The other funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

With respect to Principal World Fund, Inc., the value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation.

Since the carrying amount of the foreign securities in the Principal World Fund, Inc. is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The Funds record investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

With respect to Principal Money Market Fund, Inc., all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other funds are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investment and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended December 31, 1996 and 1995 were not material.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded for financial statement purposes by the fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on investments in the accompanying Statements of Changes in Net Assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year, substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is approximately the same for both federal income tax and financial reporting purposes.

At December 31, 1996, Principal Bond Fund, Inc. had a net capital loss carryforward of approximately $272,000 expiring in 2002 and 2003. Principal Government Securities Fund, Inc. had a net capital loss carryforward of approximately $617,000 expiring in 2002 and 2003. Principal High Yield Fund, Inc. had a net capital loss carryforward of approximately $995,000 expiring in 1999 through 2003.

Note 3 -- Management Agreement and Transactions With Affiliates

The Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager"), computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc. and Principal Money Market Fund, Inc. is .50% of the first $100 million of the fund's average daily net assets, .45% of the next $100 million of the fund's average daily net assets and .40% of the next $100 million of the fund's average daily net assets. The annual rate used in this calculation for Principal Asset Allocation Fund, Inc. and Principal Aggressive Growth Fund, Inc. is .80% of the first $100 million of the fund's average daily net assets. With respect to Principal Balanced Fund, Inc. and Principal High Yield Fund, Inc., the annual rate used is .60% of the first $100 million of the fund's average daily net assets. With respect to Principal Emerging Growth Fund, Inc. the annual rate used is .65% of the first $100 million of the fund's average daily net assets and .60% of the next $100 million of the fund's average daily net assets. With respect to Principal World Fund, Inc., the annual rate used is .75%, of the first $100 million of the fund's average daily net assets.

Brokerage commissions were paid to affiliates by certain of the funds, as follows:

                                      Year Ended         Year Ended
                                      December 31,       December 31,
                                         1996               1995

  Principal Balanced Fund, Inc.         $  1,300            $  219
  Principal Capital Accumulation
   Fund, Inc.                             10,262             3,885
  Principal Emerging Growth
   Fund, Inc.                               --                 910
  Principal Growth Fund, Inc.                438             4,252
  Principal World Fund, Inc.               3,176             2,207

All of the shares of the Funds are owned by Principal Mutual Life Insurance Company and/or one or more Separate Accounts sponsored by Principal Mutual Life Insurance Company.

Note 4 -- Investment Transactions

For the year ended December 31, 1996, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                                                   Purchases          Sales

     Principal Aggressive Growth Fund, Inc.       $133,717,949      $93,952,732
     Principal Asset Allocation Fund, Inc.          65,579,307       48,240,538
     Principal Balanced Fund, Inc.                  37,879,789       13,472,831
     Principal Bond Fund, Inc.                      29,553,087          573,288
     Principal Capital Accumulation Fund, Inc.     115,353,668       79,662,349
     Principal Emerging Growth Fund, Inc.           61,139,785        7,036,586
     Principal Government Securities Fund, Inc.     22,704,172        3,422,418
     Principal Growth Fund, Inc.                    45,840,119        1,232,775
     Principal High Yield Fund, Inc.                 4,387,611        3,785,289
     Principal World Fund, Inc.                     35,669,393        5,508,800

At December 31, 1996, net unrealized appreciation of investments held by the Funds was composed of the following:

                                                          Gross Unrealized                   Net Unrealized
                                               ------------------------------------           Appreciation
                                               Appreciation          (Depreciation)          of Investments
Principal Aggressive Growth Fund, Inc.           $ 9,867,696        $ (2,069,897)             $ 7,797,799
Principal Asset Allocation Fund, Inc.              5,545,004          (1,953,350)               3,591,654
Principal Balanced Fund, Inc.                     10,173,472          (1,387,162)               8,786,310
Principal Bond Fund, Inc.                          1,802,455            (621,302)               1,181,153
Principal Capital Accumulation Fund, Inc.         36,534,795          (4,263,966)              32,270,829
Principal Emerging Growth Fund, Inc.              32,122,187          (4,292,270)              27,829,917
Principal Government Securities Fund, Inc.         1,617,334            (755,095)                 862,239
Principal Growth Fund, Inc.                       17,905,917          (5,073,453)              12,832,464
Principal High Yield Fund, Inc.                      518,776             (58,489)                 460,287
Principal World Fund, Inc.                        13,790,582          (2,028,789)              11,761,793

Principal Government Securities Fund, Inc. may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of December 31, 1996, TBA purchase commitments involved securities with a face amount of $1,000,000, cost of $981,875 and market value of $978,180. Principal Government Securities Fund, Inc. has set aside investment securities and other assets in excess of the commitments to serve as collateral.

At December 31, 1996, Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc. and Principal World Fund, Inc. held the following securities which may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect a sale in the ordinary course of business.

                                                                                             Value at      Value as a
                                                                   Date of                   Dec. 31,     Percentage of
           Fund                   Security Description           Acquisition       Cost        1996         Net Assets


   Principal Asset         Alps 96 1 PT; Pass Through              5/22/96       $ 74,973  $     77,754       .13%
   Allocation Fund, Inc.   Certificates

                           Brooks Fiber Properties; Step-Up
                           Senior Discount Notes                   11/1/96         39,393        44,625       .08%

                           CIA Brasilia De Distribuicao;           5/30/96         48,825        55,192       .09%
                           GDR                                     5/31/96         49,987        57,418       .10%
                                                                   7/17/96         42,550        40,949       .07%

                           Centrais Electricas De
                           Santa Catarin ADR                       10/4/96         18,296        19,215       .03%

                           Cole National Group, Inc.;              11/13/96        29,775        30,900       .05%
                           Senior Subordinated Notes               11/14/96        24,969        25,750       .04%

                           First Nationwide                        9/13/96         25,000        27,000       .05%

                           Fomento Economico Mexicano              5/30/96        100,040       111,664       .19%
                                                                   5/31/96         90,900       102,132       .17%

                           Globo Communicacoes Part.
                           Notes                                   12/10/96        39,776        40,150       .07%

                           Grupo Financiero Bancomer               5/30/96         99,375        84,832       .14%
                           SA, ADR                                 5/31/96         93,125        80,030       .14%

                           International Home Foods;
                           Senior Subordinated Notes               10/29/96        30,000        31,200       .05%

                           Israel Electric Corp.; Senior
                           Notes                                   12/11/96       249,525       249,615       .42%

                           Maxxam Group Holdings, Inc.;
                           Senior Notes                            12/18/96        40,000        40,500       .07%

                           Netsat Servicos LTDA; Senior            7/26/96         40,000        41,950       .07%
                           Notes                                   12/2/96         10,525        10,487       .02%

                           Paging Network, Inc.; Senior
                           Subordinated Notes                      10/10/96        60,000        60,525       .10%

                           Parker Drilling Company; Senior         11/5/96         10,038        10,525       .02%
                           Notes                                   11/5/96         19,843        21,050       .04%

                           PTTEP International, Ltd.;
                           Yankee Dollar Notes                     11/8/96        259,810       256,425       .43%

                           Tevecap SA; Senior Notes                11/21/96        50,000        51,125       .09%

                           U.S. Can Corp; Senior
                           Subordinated Notes                      10/10/96        15,000        15,750       .03%
                                                                   12/02/96        15,788        15,750       .03%

                                                                                              1,602,513      2.72%



                                                                                             Value at      Value as a
                                                                   Date of                   Dec. 31,     Percentage of
           Fund                   Security Description           Acquisition       Cost        1996         Net Assets

   Principal Balanced      Federal-Mogul Corp.; Series D
   Fund, Inc.              Convertible                             10/15/92      $248,325   $   260,150       .28%

   Principal Emerging      Ciba-Geigy Corp.; Exchangeable
   Growth Fund, Inc.       Subordinated Debentures                 3/20/91        150,000       150,000       .11%

                           Sierra On Line; Convertible
                           Subordinated Debentures                 8/17/94        100,375       345,125       .25%

                                                                                                495,125       .36%
   Principal High Yield    Cole National Group, Inc.;
   Fund, Inc.              Senior Subordinated Notes               11/13/96       198,500       206,000      1.50%

                           Euramax International PLC;
                           Senior Subordinated Notes               9/18/96         50,000        51,625       .38%

                           Motors & Gears, Inc.; Series A
                           Senior Notes                            11/1/96        200,000       207,000      1.51%

                           Parker Drilling Co.; Senior Notes       11/5/96         99,215       105,250       .77%

                                                                                                956,125      4.16%

   Principal World         Alfa SA; Convertible                    9/25/95        398,000       438,000       .61%
   Fund, Inc.              Subordinated Debentures                 11/20/96       329,254       328,500       .46%

                           Fokus Bank                              6/25/96        645,965       818,135      1.14%

                           Hyundai Motor Co. Ltd. GDR              9/3/96         307,688       173,750       .24%

                           Kemira OY                               12/9/96        314,077       327,185       .46%
                                                                   12/10/96       131,955       133,391       .19%
                                                                   12/11/96       241,385       244,131       .34%

                           Royal Plastics Group                    6/25/96        272,357       334,757       .47%
                                                                   7/2/96          91,512       110,969       .15%

                           Voest-Alpine Stahl                      10/30/95       280,007       326,936       .46%
                                                                   3/27/96        146,558       159,915       .22%
                                                                   6/25/96        256,094       273,632       .38%
                                                                   6/27/96        145,930       152,807       .21%

                                                                                              3,822,108      5.33%

The Fund's investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                   Principal Aggressive         Principal Asset      Principal Balanced
                                                     Growth Fund, Inc.       Allocation Fund, Inc.       Fund, Inc.

  Year Ended December 31, 1996:
  Shares sold...................................        3,918,263                1,770,239                3,602,550
  Shares issued in reinvestment of
   dividends and distributions..................          547,658                  239,060                  424,022

  Shares redeemed...............................         (860,656)                (337,801)                (825,489)

                                   Net Increase         3,605,265                1,671,498                3,201,083



  Year Ended December 31, 1995:
  Shares sold...................................        1,161,931                  692,541                1,392,999
  Shares issued in reinvestment of
   dividends and distributions..................          287,452                  219,390                  115,881

  Shares redeemed...............................         (211,535)                 (78,261)                (354,061)

                                   Net Increase         1,237,848                  833,670                1,154,819

                                                      Principal             Principal Capital        Principal Emerging
                                                    Bond Fund, Inc.      Accumulation Fund, Inc.      Growth Fund, Inc.

  Year Ended December 31, 1996:
  Shares sold...................................      3,340,011                 2,763,121                 2,884,710
  Shares issued in reinvestment of
   dividends and distributions..................        262,934                   868,606                   110,728

  Shares redeemed...............................     (1,065,373)               (1,641,040)                 (693,851)

                                   Net Increase       2,537,572                 1,990,687                 2,301,587



  Year Ended December 31, 1995:
  Shares sold...................................      1,388,036                 1,462,128                 1,443,488
  Shares issued in reinvestment of
   dividends and distributions..................        155,537                   493,432                    32,984

  Shares redeemed...............................       (174,815)               (2,220,452)                 (363,945)

                        Net Increase (Decrease)       1,368,758                  (264,892)                1,112,527

                                                      Principal Government       Principal Growth       Principal High
                                                      Securities Fund, Inc.        Fund, Inc.          Yield Fund, Inc.

  Year Ended December 31, 1996:
  Shares sold...................................            4,520,032                4,289,963               50,390
  Shares issued in reinvestment of
   dividends and distributions..................              445,172                   99,697              128,056
  Shares redeemed...............................           (1,457,956)                (604,413)             (12,523)

                                   Net Increase             3,507,248                3,785,247              165,923

  Year Ended December 31, 1995:
  Shares sold...................................            2,389,165                2,597,297               77,400
  Shares issued in reinvestment of
   dividends and distributions..................              258,394                   61,037              121,455
  Shares redeemed...............................           (1,752,028)                (517,157)             (15,228)

                                   Net Increase               895,531                2,141,177              183,627

                                                         Principal Money          Principal World
                                                         Market Fund, Inc.          Fund, Inc.

  Year Ended December 31, 1996:
  Shares sold...................................          119,544,896                3,308,501
  Shares issued in reinvestment of
   dividends and distributions..................            1,914,643                  144,196
  Shares redeemed...............................         (107,885,209)                (800,955)

                                   Net Increase            13,574,330                2,651,742

  Year Ended December 31, 1995:
  Shares sold...................................           94,151,329                1,566,265
  Shares issued in reinvestment of
   dividends and distributions..................            1,130,170                   49,808
  Shares redeemed...............................          (91,983,464)                (202,182)

                                   Net Increase             3,298,035                1,413,891

Note 6 -- Line of Credit

The Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% on the line of credit. At December 31, 1996, the Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS

PRINCIPAL AGGRESSIVE GROWTH FUND, INC.


                                                Shares
                                                 Held        Value


Common Stocks (95.71%)

Advertising (0.15%)
   Catalina Marketing Corp.                      2,500(a) $  137,812

Air Transportation, Scheduled (0.67%)
   AMR Corp.                                     6,800(a)    599,250

Aircraft & Parts (7.33%)
   Allied Signal, Inc.                          14,100       944,700
   Boeing Co.                                    7,957       846,426
   General Dynamics Corp.                        7,400       521,700
   Gulfstream Aerospace Corp.                    7,000(a)    169,750
   McDonnell Douglas Corp.                      12,300       787,200
   Rockwell International Corp.                  8,800       535,700
   Sunstrand Corp.                               2,400       102,000
   United Technologies Corp.                    40,900     2,699,400

                                                           6,606,876
Bakery Products (1.09%)
   Einstein/Noah Bagel Corp.                    11,900(a)    354,025
   Interstate Bakeries                          12,700       623,888

                                                             977,913
Beverages (0.40%)
   Coca-Cola Enterprises                         7,500       363,750

Cigars (0.92%)
   Consolidated Cigar Holdings, Inc.            33,600(a)    831,600

Congeneration -
Small Power Producer (0.49%)
   AES Corp.                                     9,500(a)    441,750

Commercial Banks (3.91%)
   Chase Manhattan Corp.                         7,812       697,221
   Citicorp                                      2,100       216,300
   Wells Fargo & Co.                             9,683     2,611,989

                                                           3,525,510
Communications Equipment (1.44%)
   Larscom, Inc.                                16,000(a)    182,000
   U.S. Industries, Inc.                        21,000(a)    721,875
   U.S. Robotics Corp.                           5,500(a)    396,000

                                                           1,299,875
Computer & Data Processing
Services (6.56%)
   Adobe Systems, Inc.                           9,800       366,275
   First Data Corp.                             13,500       492,750
   GTECH Holdings Corp.                         85,600(a)  2,739,200
   Microsoft Corp.                              12,200(a)  1,008,025
   Netscape Communications                       6,300(a)    358,313
   Oracle Systems Corp.                         11,100(a)    463,425
   Sterling Commerce, Inc.                      13,600(a)    479,400

                                                           5,907,388
Computer & Office Equipment (4.35%)
   Cisco Systems                                10,400(a)    661,700
   International Business
     Machines Corp.                              6,300       951,300
   International Game Technology               126,400     2,306,800

                                                           3,919,800
Consumer Products (13.28%)
   Philip Morris Cos., Inc.                     42,600    $4,797,825
   RJR Nabisco                                 210,900     7,170,600

                                                          11,968,425
Cutlery, Handtools, & Hardware (0.98%)
   Gillette Co.                                 11,300       878,575

Drug Stores & Proprietary Stores (0.43%)
   CVS Corp.                                     9,300       384,787

Drugs (1.26%)
   American Home Products Corp.                  7,900       463,138
   Pfizer, Inc.                                  5,800       480,675
   Schering-Plough Corp.                         3,000       194,250

                                                           1,138,063
Eating & Drinking Places (3.07%)
   Boston Chicken, Inc.                         32,600(a)  1,169,525
   Brinker International, Inc.                  25,200(a)    403,200
   Cracker Barrel Old Country
     Store, Inc.                                43,600     1,106,350
   Foodmaker Inc.                                9,800(a)     86,975

                                                           2,766,050
Electrical Industrial Apparatus (0.47%)
   Emerson Electric Co.                          4,400       425,700

Electronic Components &
Accessories (1.69%)
   Intel Corp.                                  11,600     1,518,875

Federal & Federally Sponsored
Credit (1.02%)
   Student Loan Marketing Association            9,900       921,937

Fire, Marine, & Casualty
Insurance (5.95%)
   Aetna, Inc.                                  15,300     1,224,000
   Berkshire Hathaway, Inc.                         44(a)  1,500,400
   Cigna Corp.                                   2,650       362,056
   Loews Corp.                                  24,100     2,271,425

                                                           5,357,881
Grain Mill Products (0.23%)
   Ralston-Ralston Purina Group                  2,800       205,450

Grocery Stores (1.68%)
   Dominicks Supermarkets, Inc.                 20,700(a)    450,225
   Food Lion, Inc.                             104,600     1,059,075

                                                           1,509,300
Hospitals (0.62%)
   Columbia/HCA Healthcare Corp.                13,700       558,275

Hotels & Motels (0.71%)
   Hilton Hotels Corp.                          24,600       642,675

Industrial Inorganic Chemicals (1.32%)
   Monsanto Co.                                 14,300       555,913
   Olin Corp.                                   16,900       635,862

                                                           1,191,775
Insurance Agents, Brokers, &
Services (0.52%)
   Exel Ltd.                                    12,300       465,862

Lumber & Other Building
Materials (0.79%)
   Home Depot, Inc.                             14,200       711,775

Medical Instruments &
Supplies (1.47%)
   Acuson Corp.                                  8,900(a)    216,938
   Becton, Dickinson & Co.                      19,000       824,125
   U.S. Surgical Corp.                           7,300       287,437

                                                           1,328,500
Miscellaneous Amusement,
Recreation Service (0.44%)
   Family Golf Centers, Inc.                    13,100(a)    394,637

Miscellaneous Apparel &
Accessories (0.33%)
   Designer Holdings, Ltd.                      18,200(a)    293,475

Miscellaneous Business
Services (0.74%)
   CUC International, Inc.                      19,775(a)    469,656
   Viad Corp.                                   12,100       199,650

                                                             669,306
Miscellaneous Electrical
Equipment & Supplies (0.27%)
   Motorola, Inc.                                4,000       245,500

Miscellaneous Food
& Kindred Products (3.87%)
   Campbell Soup Co.                            41,600     3,338,400
   McCormick & Co.                               6,200       146,088

                                                           3,484,488
Miscellaneous Investing (6.74%)
   HFS, Inc.                                   101,600(a)  6,070,600

Miscellaneous Manufacturers (0.59%)
   WMS Industries, Inc.                         26,400(a)    528,000

Motion Picture Production &
Services (1.00%)
   Film Roman, Inc.                             11,400(a)     86,925
   Viacom, Inc.                                  8,100(a)    282,488
   Walt Disney Company                           7,600       529,150

                                                             898,563
Motion Picture Theaters (0.02%)
   AMC Entertainment                             1,400(a)     20,125

Motor Vehicles & Equipment (0.47%)
   Ford Motor Co.                               13,300       423,937

Newspapers (1.00%)
   Gannett Co.                                   5,600       419,300
   Hollinger International, Inc.                17,100       196,650
   New York Times Co.                            7,500       285,000

                                                             900,950
Periodicals (2.75%)
   K III Communications                        230,100(a)  2,473,575

Personal Credit Institutions (2.07%)
   American Express Co.                         23,500     1,327,750
   Dean Witter, Discover & Co.                   8,200       543,250

                                                           1,871,000
Photographic Equipment &
Supplies (0.90%)
   Eastman Kodak Co.                            10,050       806,513

Plastic Materials & Synthetics (0.39%)
   Hercules, Inc.                                8,100       350,325

Radio & Television
Broadcasting (3.16%)
   Clear Channel Communications                 60,100(a)  2,171,113
   Heftel Broadcasting Co.                       8,200(a)    258,300
   Infinity Broadcasting                        12,500(a)    417,187

                                                           2,846,600
Real Estate Operators &
Lessors (0.28%)
   Insignia Financial Group                     11,100       249,750

Refrigeration & Service
Machinery (0.01%)
   American Standard Inc.                          100(a)      3,825

Retail Stores, NEC (0.95%)
   PETsMART, Inc.                               39,300(a)    859,687

Sanitary Services (0.50%)
   WMX Technologies, Inc.                       13,800       450,225

Search & Navigation
Equipment (0.58%)
   Loral Space Communications                   28,600(a)    525,525

Security & Commodity
Services (1.62%)
   Franklin Resources, Inc.                     21,400     1,463,225

Special Industry Macinery (0.27%)
   Applied Materials, Inc.                       6,800(a)    244,375

Surety Insurance (2.46%)
   Ace Ltd.                                     21,500     1,292,688
   The PMI Group, Inc.                          16,800       930,300

                                                           2,222,988
Telephone Communication (0.80%)
   Airtouch Communications, Inc.                11,300(a)    285,325
   Worldcom, Inc.                               16,800(a)    437,850

                                                             723,175
Tires & Inner Tubes (0.70%)
   Goodyear Tire & Rubber Co.                   12,300       631,913


        Total Portfolio Investments (95.71%)              86,237,711

Cash and receivables, net of
  liabilities (4.29%)                                      3,867,838


                  Total Net Assets (100.00%)             $90,105,549

(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL ASSET ALLOCATION FUND, INC.


                                                Shares
                                                  Held        Value


Common Stocks (68.92%)

Advertising (0.03%)
   Catalina Marketing Corp.                        300    $   16,537

Air Transportation, Scheduled (0.90%)
   AMR Corp.                                     1,600(a)    141,000
   British Airways PLC ADR                       1,400       143,850
   Cathay Pacific Airways ADR                    8,500        67,033
   KLM Royal Dutch Airlines                      7,380       205,717

                                                             557,600
Aircraft & Parts (2.07%)
   Allied Signal, Inc.                           1,600       107,200
   Boeing Co.                                      942       100,205
   General Dynamics Corp.                          800        56,400
   Gulfstream Aerospace Corp.                    2,200(a)     53,350
   McDonnell Douglas Corp.                       2,200       140,800
   Rockwell International Corp.                  2,500       152,188
   Sunstrand Corp.                                 200         8,500
   United Technologies Corp.                    10,000       660,000

                                                           1,278,643
Automotive Rentals, No
Drivers (0.10%)
   Ryder Systems, Inc.                           2,100        59,063

Bakery Products (0.23%)
   Einstein/Noah Bagel Corp.                     2,200(a)     65,450
   Interstate Bakeries                           1,500        73,688

                                                             139,138
Beverages (1.34%)
   Bass PLC ADR                                  5,000       138,750
   CIA Cervecerias Unidas ADR                    4,080        65,790
   CIA Cervejaria Brahma ADR                     7,750        84,728
   Coca-Cola Enterprises                           600        29,100
   Coca-Cola Femsa S.A. ADR                      2,350        67,856
   Fomento Economico Mexicano                   62,800(c)    213,796
   Kirin Brewery                                 2,300       226,550

                                                             826,570
Blast Furnace & Basic Steel
Products (0.37%)
   Australian National Industries                8,960        35,582
   British Steel PLC ADS                         3,500        96,250
   Tubos De Acero De Mexico ADR                  6,200(a)     98,425

                                                             230,257
Books (0.07%)
   McGraw-Hill Companies, Inc.                   1,000        46,125

Cable & Other Pay TV Services (0.14%)
   Multicanal Participacoes ADR                  6,800(a)     87,125

Chemicals & Allied Products (1.41%)
   Asahi Chemical Industry Co. ADR               4,100(a)    231,722
   Bayer AG Sponsored ADR                       10,735       437,449
   Mitsubishi Chemical Corp.                     6,100       197,079

                                                             866,250
Cigars (0.30%)
   Consolidated Cigar Holdings, Inc.             7,400(a)    183,150

Clay, Ceramic &
Refractory Minerals (0.08%)
   English China Clays ADR                       5,300        52,338

Congeneration - Small
Power Producer (0.13%)
   AES Corp.                                     1,700(a)     79,050

Combination Utility Services (0.26%)
   CIA Energetica De Minas
     Cemig ADR                                   1,880    $   64,048
   NIPSCO Industries, Inc.                       2,450        97,081

                                                             161,129
Commercial Banks (4.52%)
   ABN-AMRO Holdings NV ADR                      7,385       479,884
   Allied Irish Banks ADR                        2,900       113,825
   Banco Central ADR                             6,500        84,500
   Bank of Boston Corp.                          1,100        70,675
   BankAmerica Corp.                               550        54,862
   Banker's Trust                                  950        81,937
   Barclays PLC ADS                              5,571       383,006
   Brierly Investments Ltd. ADR                  5,550       102,737
   Chase Manhattan                               1,940       173,145
   Citicorp                                        600        61,800
   Commerzbank AG ADR                            3,600        91,337
   First of America Bank Corp.                   1,700       102,213
   HSBC Holdings ADR                               600       128,378
   Mellon Bank Corp.                             1,100        78,100
   National Westminster ADR                      1,900       132,050
   PNC Financial Corp.                           2,000        75,250
   Wells Fargo & Co.                             1,600       431,600
   Westpac Banking ADR                           4,900       139,650

                                                           2,784,949
Commercial Printing (0.31%)
   DAI Nippon Printing Co.                       1,100       192,384

Communications Equipment (0.84%)
   Alcatel Alsthom ADR                           4,700        75,200
   Hanson PLC ADR                                2,950        19,912
   Harris Corp.                                  1,350        92,644
   Larscom, Inc.                                 1,800(a)     20,475
   Matsushita Electrical ADR                       800       130,600
   U.S. Industries, Inc.                         3,800(a)    130,625
   U.S. Robotics Corp.                             700        50,400

                                                             519,856
Computer & Data Processing
Services (1.51%)
   Adobe Systems, Inc.                           1,200        44,850
   First Data Corp.                              1,600        58,400
   GTECH Holdings Corp.                         17,800(a)    569,600
   Microsoft Corp.                               1,400       115,675
   Netscape Communications                         700        39,812
   Oracle Systems Corp.                          1,250        52,188
   Sterling Commerce, Inc.                       1,500(a)     52,875

                                                             933,400
Computer & Office Equipment (1.61%)
   Apple Computer Inc.                           1,400(a)     29,225
   Cisco Systems                                 1,200        76,350
   Hitachi Ltd. ADR                              2,900       268,250
   International Business
     Machines Corp.                              1,300       196,300
   International Game Technology                23,100       421,575


                                                             991,700
Concrete, Gypsum & Plaster
Products (0.30%)
   Cementos De Mexico SA ADR                    16,000       114,837
   Italcementi Fabriche S P A ADR               13,000        72,673

                                                             187,510
Concrete Work (0.12%)
   Pioneer International Ltd. ADR               25,000        74,460

Construction & Related
Machinery (0.63%)
   Kajima Corp. ADR                              2,900       206,875
   Komatsu Ltd. ADR                              1,100       180,064

                                                             386,939
Consumer Products (4.66%)
   American Brands, Inc.                           900        44,663
   Philip Morris Cos., Inc.                      9,850     1,109,356
   RJR Nabisco                                  50,500     1,717,000

                                                           2,871,019
Crude Petroleum &
Natural Gas (0.38%)
   Broken Hill Proprietary Ltd. ADR              2,200        62,150
   Petrofina SA ADR                              2,900        92,210
   Societe Generale ADR                          3,600        77,695

                                                             232,055
Cutlery, Handtools &
Hardware (0.16%)
   Gillette Co.                                  1,300       101,075

Department Stores (0.28%)
   Marui Corp. ADR                               2,800       100,836
   Penney (J.C.) Co.                             1,500        73,125

                                                             173,961
Drug Store & Proprietary Stores (0.07%)
   CVS Corp.                                     1,000        41,375

Drugs (1.03%)
   American Home Products Corp.                    800        46,900
   Hafslund ADR                                 13,172        90,096
   Novo Nordisk ADR                              3,200       149,600
   Nycomed                                      13,172       197,580
   Pfizer, Inc.                                    700        58,013
   Schering-Plough Corp.                           300        19,425
   Smithkline Beecham PLC ADR                    1,100        74,800

                                                             636,414
Drugs, Proprietaries &
Sundries (0.26%)
   Amway Japan Ltd. ADS                          6,833       113,599
   Grupo Casa Autrey ADR                         2,500        48,750

                                                             162,349
Eating & Drinking Places (1.08%)
   Boston Chicken, Inc.                          5,900(a)    211,662
   Brinker International, Inc.                   4,200(a)     67,200
   Cracker Barrel Old Country Store, Inc.        7,500       190,313
   Foodmaker Inc.                                1,100(a)      9,763
   Host Marriott Corp.                          11,600       185,600

                                                             664,538
Electric Services (1.71%)
   Centrais Electricas Brasileiras S/A -
     Electrobras ADR                             4,300        79,867
   Centrais Electricas De Santa
     Catarin ADR                                   210(a)(c)  19,215
   Centrais Electricas Brasileiras
     ADR                                        16,800       300,723
   Empresa Nacional De
     Electricidad SA ADR                         1,400        98,000
   EVN Energie-Vansorgung Nied ADR               3,600       108,270
   GPU, Inc.                                     2,600        87,425
   National Power ADR                            3,300       111,788
   Northeast Utilities, Inc.                     1,400        18,550
   Pinnacle West Capital Corp.                   2,400        76,200
   Shangdong Huaneng Power
     Development Ltd. ADS                        8,000    $   78,000
   Texas Utilities Co.                           1,800        73,350

                                                           1,051,388
Electrical Industrial Apparatus (0.08%)
   Emerson Electric Co.                            500        48,375

Electronic Components &
Accessories (0.91%)
   Intel Corp.                                   2,200       288,063
   Kyocera Corp. ADR                             1,500       183,000
   Texas Instruments                             1,374        87,592

                                                             558,655
Electronic Distribution
Equipment (0.45%)
   Phillips NV ADR                               6,969       278,760

Family Clothing Stores (0.01%)
   Stage Stores, Inc.                              500(a)      9,125

Farm & Garden Machinery (0.12%)
   Deere & Co.                                   1,800        73,125

Federal & Federally Sponsored
Credit (0.45%)
   Student Loan Marketing Association
     (Non-Voting)                                3,000       279,375

Ferroalloy Ores, Exept Vanadium (0.27%)
   Novartis A G Sponsored ADR                    2,879(a)    164,405

Finance Services (0.75%)
   Grupo Financiero Bancomer SA ADR             20,600(a)(c) 164,862
   Nomura Sec. Co. Ltd. ADR                      2,000       299,819

                                                             464,681
Fire Marine & Casualty
Insurance (2.30%)
   Aetna, Inc.                                   2,900       232,000
   Berkshire Hathaway, Inc.                     10,000(a)    341,000
   CIGNA Corp.                                     350        47,819
   Loews Corp.                                   5,400       508,950
   St. Paul Cos., Inc.                           1,300        76,212
   Tokio Marine & Fire Insurance ADR             4,600       214,475

                                                           1,420,456
Footwear, Except Rubber (0.23%)
   Ollivetti Inc. Cos.                         396,825(a)    139,603

General Industrial Machinery (0.66%)
   Amer Group Ltd. ADR                           5,500        56,682
   S K F AB ADR                                 15,370       359,274

                                                             415,956
Grain Mill Products (0.35%)
   Grupo Indl Maseca Sade CV ADR                 9,636       184,289
   Ralston-Ralston Purina Group                    400        29,350

                                                             213,639
Groceries & Related Products (0.16%)
   Fleming Cos., Inc.                            5,550        95,738

Grocery Stores (0.71%)
   Dominicks Supermarkets, Inc.                  2,400(a)     52,200
   Food Lion, Inc., Class B                     16,900       171,113
   Koninklijke Bijenkorf
     Beheer NV ADR                               2,400        86,371
   Santa Isabella SA ADR                         5,635       127,492

                                                             437,176
Holding Offices (0.59%)
   Jardine Strategic Holdings Ltd.
     ADR                                        10,000    $   72,400
   Trizec Hahn Corp.                            13,134       288,948

                                                             361,348
Hospitals (0.10%)
   Columbia/HCA Healthcare Corp.                 1,500        61,125

Hotels & Motels (1.31%)
   Bristol Hotel Co.                             2,300(a)     73,025
   Hilton Hotels Corp.                           4,300       112,338
   John Q. Hammons Hotels, Inc.                 17,400(a)    147,900
   Ladbroke Group ADR                           37,000       146,265
   Servico, Inc.                                11,500(a)    185,437
   Suburban Lodges of America                    8,900(a)    142,400

                                                             807,365
Household Audio & Video
Equipment (0.27%)
   Sony Corp. ADR                                2,500       164,063

Individual & Family Services (0.01%)
   Assisted Living Concepts, Inc.                  600(a)      9,150

Industrial Inorganic Chemicals (0.86%)
   AKZO ADR                                      4,283       289,103
   Eastman Chemical Co.                          1,050        58,012
   Monsanto Co.                                  1,600        62,200
   Olin Corp.                                    3,200       120,400

                                                             529,715
Industrial Organic Chemicals (0.10%)
   Nova Corp. ADR                                6,700        58,625

Insurance Agents, Brokers &
Services (0.09%)
   EXEL Ltd.                                     1,400        53,025

Investment Offices (0.48%)
   American General Hospitality Corp.           12,400       294,500

Iron & Steel Foundries (0.61%)
   Kawasaki Steel Corp. ADR                      7,900       226,647
   Kubota Ltds. ADR                                850        81,600
   Siderar S.A.I.C. Sponsored
     ADR-144A                                    3,000        69,132

                                                             377,379
Life Insurance (0.23%)
   American General Corp.                        1,700        69,487
   Lincoln National                              1,400        73,500

                                                             142,987
Lumber & Other Building
Materials (0.13%)
   Home Depot, Inc.                              1,600        80,200

Management & Public
Relations (0.13%)
   Ogden Corp.                                   4,300        80,625

Meat Products (0.49%)
   Groupe Danone                                10,764       299,394

Medical Instruments &
Supplies (0.31%)
   Acuson Corp.                                  1,000(a) $   24,375
   Baxter International, Inc.                    1,500        61,500
   Becton, Dickinson & Co.                       1,700        73,738
   U.S. Surgical Corp.                             800        31,500

                                                             191,113
Metalworking Machinery (0.30%)
   Makita Corp. ADR                             13,000       182,000

Miscellaneous Amusement, Recreation
Service (0.11%)
   Family Golf Centers, Inc.                     2,200(a)     66,275

Miscellaneous Apparel &
Accessories (0.06%)
   Designer Holdings, Ltd.                       2,200(a)     35,475

Miscellaneous Business
Services (0.12%)
   CUC International, Inc.                       2,250        53,437
   Viad Corp.                                    1,400        23,100

                                                              76,537
Miscellaneous Chemical
Products (0.01%)
   Millenium Chemicals, Inc.                       196(a)      3,479

Miscellaneous Converted Paper
Products (0.04%)
   P. T. Inti Indorayon Utama ADR               10,000        24,531

Miscellaneous Electrical Equipment &
Supplies (0.34%)
   Motorola, Inc.                                  400        24,550
   TDK Corp. ADS                                 2,800       184,100

                                                             208,650
Miscellaneous Food & Kindred
Products (1.35%)
   Campbell Soup Co.                             8,800       706,200
   McCormick & Co.                                 700        16,494
   Nestle Reg. ADR                               2,000       107,021

                                                             829,715
Miscellaneous Investing (8.83%)
   Avalon Properties                             3,400        97,750
   Bedford Property Investors                    9,800       171,500
   Brandywine Realty Trust                      18,000       351,000
   Burnham Pacific Properties                   19,400       291,000
   Capstar Hotel Co.                             2,400(a)     47,100
   Chateau Properties                            6,200       164,300
   Duke Realty Investments, Inc.                 4,500       173,250
   East Group Properties                         6,700       183,413
   Essex Property Trust                          7,500       220,313
   Evans Withycombe Residential                  1,400        29,400
   Healthcare Realty Trust, Inc.                   300         7,950
   HFS, Inc.                                    21,300     1,272,675
   Irvine Apartment Community                    9,800       245,000
   Koger Equity, Inc.                            1,800(a)     33,750
   LTC Properties, Inc.                          3,100        57,350
   Meridian Industrial Trust                    13,500       283,500
   Merry Land & Investment Co.                   5,100       109,650
   Oasis Residential, Inc.                       8,400       191,100
   Omega Healthcare Investors                    5,600       186,200
   Paragon Group, Inc.                          10,800       191,700
   Prentiss Property Trust                      10,700    $  267,500
   ROC Communities                               9,200       255,300
   Shurgard Storage Center                       6,300       186,637
   South West Property Trust                     7,300       123,187
   Taubman Centers                               2,300        29,612
   Urban Shopping Centers                        9,300       269,700

                                                           5,439,837
Miscellaneous Manufacturers (0.15%)
   WMS Industries, Inc.                          4,700(a)     94,000

Miscellaneous Non-Durable
Goods (0.46%)
   DESC ADR                                      2,500        55,000
   Mitsubishi Corp. ADR                         11,000       227,448

                                                             282,448
Miscellaneous Special Trade
Contractors (0.17%)
   Hang Lung Development Co. ADR                 9,400       103,297

Motion Picture Production &
Services (0.16%)
   Film Roman, Inc.                              1,300(a)      9,913
   Viacom, Inc.; Class B                           900        31,387
   Walt Disney Company                             800        55,700

                                                              97,000
Motion Picture Theaters (0.01%)
   AMC Entertainment                               200(a)      2,875

Motor Vehicles & Equipment (1.52%)
   Chrysler Corp.                                2,100        69,300
   Fiat SPA ADR                                  4,700        71,675
   Ford Motor Co.                                1,500        47,813
   General Motors Corp.                          1,400        78,050
   Siderurgica Venezuelana Saica ADR            16,000        60,134
   Toyota Motor Corp. ADR                        8,600       494,500
   Volkswagen AG ADR                             1,400       116,280

                                                             937,752
Newspapers (0.16%)
   Gannett Co.                                     600        44,925
   Hollinger International, Inc.                 1,800        20,700
   New York Times Co.                              900        34,200

                                                              99,825
Non-Classifiable
Establishments (0.11%)
   Keppel Corp. Ltd. ADR                         4,300        67,013

Nonresidential Building
Construction (0.03%)
   Emprasas ICA Sociedad
     Controladora SA ADR                         1,170(a)     17,111

Ophthalmic Goods (0.14%)
   Bausch & Lomb                                 2,450        85,750

Paper Mills (0.12%)
   Willamette Ind., Inc.                         1,100        76,587

Periodicals (0.86%)
   K III Communications                         49,200(a)    528,900

Personal Credit Institutions (0.41%)
   American Express Co.                          3,400       192,100
   Dean Witter, Discover & Co.                     900        59,625

                                                             251,725
Petroleum Refining (1.54%)
   Ashland, Inc.                                 4,400    $  193,050
   Atlantic Richfield Co.                        1,600       212,000
   Exxon Corp.                                   2,400       235,200
   Mobil Corp.                                   1,600       195,600
   Total SA IE Francaise ADR                     2,800       112,700

                                                             948,550
Photographic Equipment &
Supplies (0.93%)
   Eastman Kodak Co.                             1,650       132,412
   Fuji Photo Film                               8,800       290,400
   OCE Van Der Grinten NV ADR                    1,400       151,200

                                                             574,012
Plastic Materials & Synthetics (0.18%)
   Hercules, Inc.                                  800        34,600
   Shanghai Petrochemical Co. Ltd. ADR           2,600        76,375

                                                             110,975
Primary Nonferrous Metals (0.11%)
   Phelps Dodge Corp.                            1,050        70,875

Radio & Television
Broadcasting (1.09%)
   Clear Channel Communications                 11,200       404,600
   Grupo Radio Centro SA ADR                     1,970(a)     13,544
   Grupo Televisa SA GDR                         6,200(a)    158,875
   Heftel Broadcasting Co.                       1,600(a)     50,400
   Infinity Broadcasting                         1,400        46,725

                                                             674,144
Railroads (0.18%)
   Nagoya Railroad Co. Ltd.                      2,900       111,183

Real Estate Agents & Managers (0.11%)
   Atlantic Gulf Communities Co.                15,900(a)     68,569

Real Estate Operators &
Lessors (2.36%)
   Alexander Haagen Properties                  11,200       165,200
   Arden Realty Group, Inc.                      9,400       260,850
   Catellus Dev. Corp.                           9,000(a)    102,375
   FAC Realty, Inc.                              4,200        27,825
   Insignia Financial Group                      1,200        27,000
   IRT Property Co.                                800         9,200
   Nationwide Health Properties                 10,700       259,475
   Pacific Gulf Properties                      10,400       202,800
   Parkway Properties, Inc.                      6,300       163,800
   Sekisui House Ltd. ADR                        2,300       233,824

                                                           1,452,349
Refrigeration & Service
Machinery (0.01%)
   American Standard, Inc.                         100(a)      3,825

Retail Stores, NEC (0.48%)
   CIA Brasileira De Distribuicao GDR            8,625(a)(c) 153,559
   PETsMART, Inc.                                6,600       144,375

                                                             297,934
Sanitary Services (0.08%)
   WMX Technologies, Inc.                        1,600        52,200

Sawmills & Planning Mills (0.14%)
   Louisiana Pacific Corp.                       4,000        84,500

Search & Navigation
Equipment (0.18%)
   Loral Space Communications                    6,200       113,925

Security & Commodity
Services (0.50%)
   Franklin Resources, Inc.                      4,500    $  307,687

Soap, Cleaners & Toilet Goods (0.62%)
   KAO Corp. ADR                                 2,200       255,880
   Shiseido Co. Ltd. ADR                        11,000       126,992

                                                             382,872
Special Industry Machinery (0.05%)
   Applied Materials, Inc.                         800(a)     28,750

Subdividers & Developers (0.10%)
   Singapore Land ADR                           11,600        64,267

Sugar & Confectionary
Products (0.13%)
   Perlis Plantations ADR                       25,000        77,705

Surety Insurance (0.69%)
   ACE Ltd.                                      4,200       252,525
   The PMI Group, Inc.                           3,100       171,662

                                                             424,187
Telephone Communication (3.17%)
   Airtouch Communications, Inc.                 1,300(a)     32,825
   AT&T Corp.                                    2,000        87,000
   BCE, Inc.                                     8,590       410,173
   Compania Anonima Telefonos
     De Venezuela ADR                            5,740(a)    161,438
   Sprint Corp.                                  1,600        63,800
   Telebras GDR                                     18         1,377
   Telecommunicacoes
      Brasileiras SA ADR                         5,080       388,620
   Telefonica de Argentina ADR                  13,050       337,669
   Telefonica de Espana SA ADS                   2,500       173,125
   Telefonica Del Peru ADR                      10,330       194,978
   U.S. West Communications Group                1,700        54,825
   Worldcom, Inc.                                1,900        49,518

                                                           1,955,348
Tires & Inner Tubes (0.45%)
   Bridgestone ADR                               1,100       208,495
   Goodyear Tire & Rubber Co.                    1,400        71,925

                                                             280,420
Variety Stores (0.12%)
   Woolworth Corp.                               3,350(a)     73,281

Water Transportation of Freight,
NEC (0.18%)
   Penninsular & Oriental
     Steamships ADR                              5,400       109,044


                         Total Common Stocks              42,475,414

Preferred Stock (0.39%)

Cable & Other Pay TV Services (0.09%)
   TCI Pacific                                     580        52,998

Medical Instruments & Supplies (0.06%)
   Fresenius Medical Care Cap                       35(a)     35,612

Periodicals (0.24%)
   Time Warner; Series M                           140(a) $  151,900


                      Total Preferred Stocks                 240,510


                                               Principal
                                                Amount       Value


Bonds (10.36%)

Airports, Flying Fields &
Services (0.13%)
   Alps 96 1 PT
     Pass Through Certificates;
     12.75%; 6/15/06                          $ 74,943(c) $   77,754

Blast Furnace & Basic Steel
Products (0.03%)
   Ivaco Senior Notes;
     11.50%; 9/15/05                            20,000        19,850

Business Credit Institutions (0.53%)
   AT&T Capital Corp. Medium-Term
     Notes; 5.85%; 1/5/99                      330,000       329,472

Cable & Other Pay TV
Services (0.80%)
   Cablevision Systems Corp.
     Senior Subordinated Notes;
     9.25%; 11/1/05                             35,000        34,650
     9.88%; 5/15/06                            105,000       107,756
   Comcast Corp. Senior Subordinated
     Notes; 9.13%; 10/15/06                     20,000        20,450
   Marcus Cable Company Step-Up
     Senior Discount Notes; 12/15/05           150,000(b)*   107,625
   Netsat Servicos LTDA Senior Notes;
     12.75%; 8/5/04                             50,000(c)     52,437
   Rogers Cable Systems Ltd.
     Senior Notes; 10.00%; 3/15/05             100,000       106,750
   TCI Communications Inc. Debentures;
     7.88%; 2/15/26                             75,000        64,875

                                                             494,543
Chemicals & Allied Products (0.10%)
   ISP Holdings Senior Notes;
     9.00%; 10/15/03                            60,000        60,900

Commercial Banks (0.49%)
   First Nationwide Holdings I;
     9.13%; 1/15/03                             35,000        35,350
   First Nationwide; 10.63%; 10/1/03            25,000(c)     27,000
   Nationsbank Corp. Senior Notes;
     5.70%; 2/9/01                             250,000       241,725

                                                             304,075
Communications Equipment (0.19%)
   Globo Communicacoes Part Note;
     10.50%; 12/20/06                           40,000(c)     40,150
   Rogers Communications, Inc.
     Senior Note; 9.13%; 1/15/06                25,000        24,750
   Tevecap SA Senior Notes;
     12.63%; 11/26/04                           50,000(c)     51,125

                                                             116,025
Communications Services, NEC (0.49%)
   Dial Call Communications, Inc.
     Senior Discount Notes, Series B;
     12/12/05                                 $375,000(b) $  249,375
   IXC Communications, Inc. Note;
     12/50%; 10/1/05                            50,000        55,000

                                                             304,375
Computer & Office Equipment (0.03%)
   Quest Diagnostic Senior
     Subordinated Notes;
     10.75%; 12/15/06                           20,000        21,000

Crude Petroleum & Natural
Gas (0.21%)
   Flores & Rucks Senior Subordinate
     Notes; 9.75%; 10/1/06                      50,000        52,875
   Nuevo Energy Co. Senior
     Subordinated Notes;
     9.50%; 4/15/06                             70,000        74,200

                                                             127,075
Electric Services (0.12%)
   Midland Cogeneration Debentures;
     10.33%; 7/23/02                             7,204         7,673
   Midland Cogent Debentures;
     10.33%; 7/23/02                            42,670        45,444
   Midland Funding II Notes;
     11.75%; 7/23/05                            20,000        22,400

                                                              75,517
Electronic Components &
Accessories (0.17%)
   Advanced Micro Devices, Inc.
     Senior Secured Notes;
     11.00%; 8/1/03                             70,000        75,950
   Digital Equipment Debenture Notes;
     8.63%; 11/1/12                             30,000        29,330

                                                             105,280
Electronic Distribution
Equipment (0.41%)
   Israel Electric Corp. Senior
     Notes; 7.25%; 12/15/06                    250,000(c)    249,615


Finance Services (0.93%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.25%; 4/15/03                            500,000       503,028
   TLC Beatrice International
     Finance Senior Notes;
     11.50%; 10/01/05                           65,000        69,063

                                                             572,091
Fire, Marine & Casualty
Insurance (0.03%)
   Home Holdings Inc. Senior Notes;
     8.63%; 12/15/03                            80,000        17,600

Gas Production & Distribution (0.15%)
   Cleveland Electric Illum Co.;
     9.50%; 5/15/05                             85,000        91,375

General Government, NEC (0.55%)
   Republic of Columbia
     8.70%; 2/15/16                             95,000        94,461
   Republic of Colombia Yankee
     Dollar Bond Note;
     7.25%; 2/23/04                            250,000       241,629

                                                             336,090
Glass & Glassware, Pressed or
Blown (0.17%)
   Owens-Ill. Inc. Debentures;
     11.00%; 12/01/03                         $ 95,000    $  105,925

Hotels & Motels (0.39%)
   Boyd Gaming Corp. Senior Notes;
     9.25%; 10/1/03                             50,000        48,750
   Courtyard by Marriott Senior
     Notes; 10.75%; 2/1/08                      90,000        94,950
   Host Marriott Travel Plaza
     Senior Notes; 9.50%; 5/15/05               95,000        99,156

                                                             242,856
Metal Cans & Shipping
Containers (0.05%)
   U.S. Can Corp. Senior Subordinated
     Notes; 10.13%; 10/15/06                    30,000(c)     31,500

Metal Mining Services (0.42%)
   PTTEP International, Ltd. Yankee
     Dollar Notes; 7.63%; 10/1/06              250,000(c)    256,425

Miscellaneous Amusement, Recreation
Service (0.19%)
   Grand Casinos Inc. First Mortgage;
     10.13%; 12/1/03                            95,000        95,950
   Station Casinos, Inc. Senior
     Subordinated Notes;
     9.63%; 6/1/03                              20,000        19,800

                                                             115,750
Miscellaneous Converted Paper
Products (0.12%)
   SD Warren Co. Senior Subordinated
     Notes; 12.00%; 12/15/04                    70,000        75,600

Miscellaneous Food &
Kindred Products (0.05%)
   International Home Foods Senior
     Subordinated Notes;
     10.38%; 11/1/06                            30,000(c)     31,200

Miscellaneous Investing (0.17%)
   HMC Acquisition Properties Senior
     Notes; 9.00%; 12/15/07                     65,000        65,975
   Maxxam Group Holdings, Inc.
     Senior Notes; 12.00%; 8/1/03               40,000(c)     40,500

                                                             106,475
Miscellaneous Publishing (0.02%)
   Marvel Parent Holding; 4/15/98              100,000(b)     14,000

Miscellaneous Shopping Goods
Stores (0.16%)
   Southland Corp. Senior
     Subordinated Debentures;
     5.00%; 12/15/03                           119,000        98,472

Mortgage Bankers & Brokers (0.04%)
   Homeside, Inc. Senior Notes;
     11.25%; 5/15/03                            20,000        22,300

Oil & Gas Field Services (0.05%)
   Parker Drilling Company Senior
     Notes; 9.75%; 11/15/06                     30,000(c)     31,575

Paperboard Mills (0.30%)
   Gaylord Container Senior Notes;
     11.50%; 5/15/01                          $120,000    $  127,650
   Gaylord Container Senior
     Subordinated Debentures;
     12.75%; 5/15/05                            20,000        22,050
   Stone Container Financial Co.;
     11.50%; 8/15/06                            35,000        35,962

                                                             185,662
Personal Credit Institutions (0.40%)
   GMAC Medium-Term Notes;
     6.10%; 12/06/00                           250,000       245,925

Radio & Television
Broadcasting (0.55%)
   Echostar Satellite Broadcasting
     Step-Up Senior Discount
     Notes; 3/15/04                            190,000(b)*   145,350
   Viacom Subordinated Debentures;
     8.00%; 7/7/06                             200,000       191,365

                                                             336,715
Retail Stores, NEC (0.09%)
   Cole National Group, Inc. Senior
     Subordinated Notes;
     9.88%; 12/31/06                            55,000(c)     56,650

Sanitary Services (0.18%)
   Norcal Waste Systems Inc. Step-Up
     Senior Notes; 11/15/05                    100,000*      111,000

Soap, Cleaners & Toilet Goods (0.15%)
   Revlon Worldwide Corp. Senior
     Discount Notes; 3/15/98                   105,000(b)     91,087

Surety Insurance (0.06%)
   Teleport Communications Step-Up
     Bond; 7/1/07                               55,000(b)     37,675

Telephone Communication (1.24%)
   Brooks Fiber Properties Step-Up
     Senior Discount Notes; 11/1/06             70,000(c)(b)  44,625
   Comcast Cellular Notes:
     3/5/00                                    100,000(b)     72,000
     3/5/00                                     40,000(b)     28,750
   Comcast Corp. Senior Subordinated
     Debentures; 9.38%; 5/15/05                115,000       119,313
   Lenfest Communications
     Senior Notes;
     8.38%; 11/1/05                             90,000        86,962
   MFS Communications Inc. Step-Up
     Senior Discount Notes; 1/15/06            190,000(b)    139,888
   Occidente Y Carbide Cellular
     Step-Up; 3/15/01                          130,000(b)*    76,375
   Occidente T Carbide Warrants;                   520(b)*         0
   Paging Network, Inc. Senior
     Subordinated Notes;
     10.00%; 10/15/08                           60,000(c)     60,525
     10.13%; 8/1/07                             20,000        20,475
   Philippine Long Distance Telephone
     Co. Notes;
     9.25%; 6/30/06                             10,000        10,650
     9.25%; 6/30/06                             25,000        26,625
   Telewest PLC Step-Up Debentures;
     10/01/07                                 $110,000(b) $   76,450

                                                             762,638
Variety Stores (0.20%)
   DR Structured Finance
     Pass thru Certificates;
     7.60%; 8/15/07                            134,430       120,514


                                 Total Bonds               6,382,581

U.S. Government Treasury Notes (14.88%)

   8.00%; 1/15/97                              500,000       500,156
   6.38%; 5/15/99                            2,000,000     2,017,500
   6.25%; 5/31/00                            3,000,000     3,013,125
   6.25%; 4/30/01                            2,000,000     2,004,376
   7.88%; 11/15/04                           1,500,000     1,636,875


        Total U.S. Government Treasury Notes               9,172,032

Government National Mortgage Association (GNMA)
Certificates (1.55%)


       Description of Issue                    Principal

    Type      Rate      Maturity                Amount      Value


GNMA I       6.00%   6/15/11                  $991,302    $  957,310


        Total Portfolio Investments (96.10%)              59,227,847

Cash and receivables, net of
  liabilities (3.90%)                                     $2,403,291


                  Total Net Assets (100.00%)             $61,631,138

(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Non-income producing security - zero-and zero-step coupon bonds.
(c)  Restricted Security - See Note 4 to the financial statements.
*    Variable Rate

PRINCIPAL BALANCED FUND, INC.


                                                Shares
                                                 Held        Value


Common Stocks (56.09%)

Advertising (0.26%)
   Interpublic Group of Cos., Inc.               5,100    $  242,250

Bakery Products (0.87%)
   Sara Lee Corp.                               21,700       808,325

Beverages (0.79%)
   Pepsico, Inc.                                20,100       587,925
   Universal Foods Corp.                         4,300       151,575

                                                             739,500
Combination Utility Services (0.55%)
   Cinergy Corp.                                15,400       513,975

Commercial Banks (6.13%)
   Banc One Corp.                               22,013    $  946,559
   Bank of Boston Corp.                         13,900       893,075
   Corestates Financial Corp.                   22,500     1,167,188
   First of America Bank Corp.                   7,600       456,950
   Fleet Financial Group, Inc.                  11,600       578,550
   KeyCorp.                                     16,800       848,400
   Marshall & Ilsley Corp.                       6,000       207,750
   Nationsbank Corp.                             6,200       606,050

                                                           5,704,522
Commercial Printing (0.63%)
   R. R. Donnelley & Sons Co.                   18,700       586,712

Communications Equipment (1.00%)
   Allen Group, Inc.                             4,200        93,450
   DSC Communications Corp.                     15,000(a)    268,125
   General Instrument Corp.                     26,100(a)    564,413

                                                             925,988
Computer & Office Equipment (1.79%)
   Hewlett-Packard Co.                           9,700       487,425
   International Business
      Machines Corp.                             7,800     1,177,800

                                                           1,665,225
Consumer Products (0.36%)
   Philip Morris Cos., Inc.                      3,000       337,875

Crude Petroleum & Natural
Gas (1.18%)
   Texaco, Inc.                                 11,200     1,099,000

Dairy Products (0.31%)
   Dean Foods Co.                                9,000       290,250

Drug Stores & Proprietary
Stores (0.61%)
   Rite Aid Corp.                               14,200       564,450

Drugs (6.22%)
   Abbott Labs                                  17,000       862,750
   American Home Products Corp.                 11,500       674,188
   Bristol-Myers Squibb Co.                      5,000       543,750
   Merck & Co., Inc.                            12,400       982,700
   Pharamacia & Upjohn, Inc.                    27,000     1,069,875
   Schering-Plough Corp.                        14,300       925,925
   Warner-Lambert Co.                            9,800       735,000

                                                           5,794,188
Electric Services (2.40%)
   Dominion Resources, Inc.                     13,600       523,600
   FPL Group, Inc.                               9,300       427,800
   Houston Industries, Inc.                     38,100       862,012
   Potomac Electric Power Co.                   16,400       422,300

                                                           2,235,712
Electrical Industrial Apparatus (0.57%)
   Emerson Electric Co.                          5,500       532,125

Electronic Distribution
Equipment (1.03%)
   General Electric Co.                          9,700       959,088

Fats & Oils (1.24%)
   Archer Daniels Midland Co.                   52,695     1,159,290

General Industrial Machinery (0.61%)
   BW/IP Holdings, Inc.; Class A                 6,400    $  105,600
   Pall Corp.                                   18,200       464,100

                                                             569,700
Grain Mill Products (0.66%)
   Ralston-Ralston Purina Group                  8,300       609,012

Greeting Cards (0.67%)
   American Greetings Corp.                     22,100       627,088

Grocery Stores (2.52%)
   Albertson's, Inc.                            16,800       598,500
   American Stores Co.                          16,000       654,000
   Sysco Corp.                                  33,500     1,092,937

                                                           2,345,437
Household Furniture (1.59%)
   Masco Corp.                                  41,100     1,479,600

Industrial Inorganic Chemicals (0.66%)
   Dow Chemical Co.                              5,300       415,388
   Eastman Chemical Co.                          3,550       196,137

                                                             611,525
Jewelry, Silverware & Plated
Ware (0.22%)
   Jostens, Inc.                                 9,700       204,913

Management & Public
Relations (1.39%)
   ACNielson Corp.                               6,966(a)    105,361
   Cognizant Corp.                              20,900       689,700
   Dun & Bradstreet Corp.                       20,900       496,375

                                                           1,291,436
Meat Products (1.28%)
   ConAgra, Inc.                                 4,141       206,015
   Tyson Foods, Inc.                            28,900       989,825

                                                           1,195,840
Medical Instruments &
Supplies (0.67%)
   St. Jude Medical, Inc.                       14,750(a)    628,718

Medical Service & Health
Insurance (1.18%)
   AON Corp.                                     8,750       543,593
   Foundation Health Corp.                      15,800(a)    501,650
   Physicians Corp. of America                   5,000(a)     50,000

                                                           1,095,243
Metal Forgings & Stampings (0.60%)
   Newell Co.                                   17,600       554,400

Metalworking Machinery (0.06%)
   Giddings & Lewis                              4,600        59,225

Miscellaneous Business
Services (0.24%)
   Safety-Kleen Corp.                           13,600       222,700

Miscellaneous Converted Paper
Products (1.10%)
   Minnesota Mining & Mfg. Co.                  12,400     1,027,650

Miscellaneous Electrical Equipment
& Supplies (0.78%)
   Motorola, Inc.                               11,800       724,225

Miscellaneous Fabricated Metal
Products (0.18%)
   Keystone International, Inc.                  8,500    $  171,063

Miscellaneous Plastics Products,
NEC (0.20%)
   Rubbermaid, Inc.                              8,300       188,825

Miscellaneous Shopping Goods
Stores (1.27%)
   Toys 'R' Us, Inc.                            39,400(a)  1,182,000

Motor Vehicles, Parts &
Supplies (0.98%)
   Grainger (W. W.), Inc.                       11,400       914,850

Paper Mills (1.08%)
   Kimberly Clark Corp.                         10,600     1,009,650

Petroleum Refining (2.87%)
   Atlantic Richfield Co.                       10,900     1,444,250
   Exxon Corp.                                  12,500     1,225,000

                                                           2,669,250
Plastic Materials & Synthetics (0.10%)
   Wellman, Inc.                                 5,600        95,900

Sanitary Services (2.50%)
   Browning-Ferris Industries, Inc.             43,600     1,144,500
   WMX Technologies, Inc.                       36,400     1,187,550

                                                           2,332,050
Security Brokers & Dealers (0.34%)
   Edwards (A.G.), Inc.                          9,500       319,437

Soap, Cleaners & Toilet Goods (2.04%)
   Avon Products                                19,900     1,136,787
   Colgate-Palmolive Co.                         8,300       765,675

                                                           1,902,462
Telephone Communication (2.50%)
   AT&T Corp.                                   23,400     1,017,900
   MCI Communications Corp.                     40,100     1,310,769

                                                           2,328,669
Variety Stores (1.86%)
   Dayton-Hudson Corp.                          25,500     1,000,875
   Wal-Mart Stores, Inc.                        31,800       727,425

                                                           1,728,300


                         Total Common Stocks              52,247,643

Preferred Stocks (1.39%)

Motor Vehicles & Equipment (1.39%)
   Federal-Mogul Corp.
     Series D Convertible                        4,300(b)    260,150
   Ford Motor Co.
     Series A Convertible                       10,000     1,037,500


                      Total Preferred Stocks               1,297,650


Bonds (1.64%)

Blast Furnace & Basic Steel
Products (0.22%)
   Quanex Corp. Convertible
     Subordinated Debentures;
      6.88%; 6/30/07                          $200,000    $  204,000

Electric Lighting & Wiring
Equipment (0.24%)
   Cooper Industries, Inc.
      Convertible Subordinated
      Debentures; 7.05%; 1/1/15                208,000       222,560

Electric Industrial Apparatus (0.31%)
   Liebert Co. Convertible Subordinated
     Debentures; 8.00%; 11/15/10                80,000       289,100

Engines & Turbines (0.21%)
   Outboard Marine Corp. Convertible
     Subordinated Debentures;
     7.00%; 7/1/02                             200,000       195,250

Lumber & Other Building
Materials (0.16%)
   Hechinger Co. Convertible
     Subordinated Debentures;
     5.50%; 4/1/12                             425,000       148,219

Petroleum Refining (0.33%)
   Pennzoil Co. Senior Exchangeable
     Debentures; 6.50%; 1/15/03                200,000       308,500

Trucking & Courier Services, Ex.,
Air (0.17%)
   Builders Transport, Inc.
     Convertible Subordinated
     Debentures; 6.50%; 5/1/11                 306,000       162,945


                                 Total Bonds               1,530,574

U.S. Government Treasury Notes & Bonds (37.02%)

   5.13%; 2/28/98                            2,500,000     2,476,563
   5.13%; 11/30/98                           3,000,000     2,957,814
   6.38%; 1/15/00                            1,900,000     1,916,625
   5.50%; 4/15/00                            3,500,000     3,440,937
   6.13%; 9/30/00                            3,500,000     3,497,813
   6.25%; 4/30/01                            3,000,000     3,006,564
   6.38%; 8/15/02                            2,000,000     2,013,126
   6.25%; 2/15/03                            3,000,000     2,997,189
   5.75%; 8/15/03                            4,800,000     4,656,000
   7.25%; 8/15/04                            1,500,000     1,579,219
   7.50%; 2/15/05                              800,000       855,750
   5.63%; 2/15/06                            2,000,000     1,892,500
   7.25%; 5/15/16                            1,000,000     1,055,938
   7.50%; 11/15/16                           1,000,000     1,082,188
   7.25%; 8/15/22                            1,000,000     1,057,813


   Total U. S. Government Treasury
   Notes & Bonds                                          34,486,039

Commercial Paper (3.91%)

Business Credit Institutions (2.94%)
   General Electric Capital Corp.;
     6.65%; 1/2/97                $2,740,000              $2,740,000

Personal Credit Institutions (0.97%)
   Ford Motor Credit Co. ;
     5.91%; 1/2/97                   905,000                 905,000


                      Total Commercial Paper               3,645,000


       Total Portfolio Investments (100.05%)              93,206,906

Liabilities, net of cash and receivables (-0.05%)            (49,237)


                  Total Net Assets (100.00%)             $93,157,669



(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted Security - See Note 4 to the financial statements.

PRINCIPAL BOND FUND, INC.


                                               Principal
                                                Amount       Value


Bonds (95.83%)

Air Transportation, Scheduled (1.59%)
   Federal Express Corp.,
     Pass-Through Cert.;
     7.96%; 3/28/17                           $500,000    $  514,735
     7.58%; 7/2/19                             500,000       491,800

                                                           1,006,535
Aircraft & Parts (0.52%)
   Textron, Inc. Medium-Term Notes,
     Series C; 9.55%; 3/19/01                  300,000       331,469

Auto & Home Supply Stores (0.94%)
   Pep Boys-Manny, Moe & Jack Notes;
     7.00%; 6/1/05                             600,000       597,691

Bakery Products (1.47%)
   Nabisco, Inc. Notes;
     7.05%; 7/15/07                            950,000       930,984

Beverages (2.71%)
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.88%; 9/15/11                          1,500,000     1,714,734

Broadwoven Fabric Mills,
Cotton (2.32%)
   Burlington Industries, Inc. Notes;
     7.25%; 9/15/05                          1,500,000     1,472,342

Cable & Other Pay TV
Services (1.55%)
   TCI Communications, Inc. Senior
     Notes; 8.00%; 8/1/05                    1,000,000       982,799

Combination Utility Services (0.43%)
   Public Service Electric & Gas
     Medium-Term Notes;
      8.16%; 5/26/09                          $250,000    $  270,577

Consumer Products (1.25%)
   Philip Morris Cos. Notes;
     6.80%; 12/1/03                            500,000       492,748
   RJR Nabisco Capital Corp. Senior
     Notes; 8.75%; 4/15/04                     300,000       302,625
                                                             795,373
Copper Ores (0.48%)
   Asarco, Inc. Notes; 7.38%; 2/1/03           300,000       306,900

Crude Petroleum & Natural
Gas (1.26%)
   Occidental Petroleum Corp.
     Medium-Term Notes;
     9.73%; 6/15/01                            250,000       278,929
   Union Oil of California
     Medium-Term Notes;
     7.77%; 4/19/05                            500,000       522,791

                                                             801,720
Deep Sea Foreign Transportation of
Freight (1.54%)
   American President Cos., Ltd.
     Senior Notes; 7.13%; 11/15/03           1,000,000       978,094

Department Stores (4.07%)
   Dillard Investment Co. Notes;
     9.25%; 5/1/97                             200,000       202,202
   Harcourt General, Inc. Subordinated
     Notes; 9.50%; 3/15/00                     350,000       376,948
   J. C. Penney Co., Inc. Medium-
     Term Notes, Series A;
     6.88%; 10/15/15                         1,500,000     1,414,743
   Sears Roebuck Co. Medium-Term
     Notes; 9.05%; 2/6/12                      500,000       586,503

                                                           2,580,396
Drug Stores & Proprietary
Stores (2.17%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/13                          1,500,000     1,373,653

Eating & Drinking Places (2.44%)
   Marriott International, Inc.
     Notes; 6.75%; 12/15/03                    200,000       196,846
     Senior Notes; 7.88%; 4/15/05            1,300,000     1,350,384

                                                           1,547,230
Electric Services (2.16%)
   Cleveland Electric Illuminating Co.
     First Mortgage Bonds;
     8.75%; 11/15/05                           400,000       409,000
   Southern California Edison Co.
     Notes; 6.38%; 1/15/06                   1,000,000       957,500

                                                           1,366,500
Engines & Turbines (1.53%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/23                           1,000,000       972,673

Fabricated Rubber Products,
NEC (0.44%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/03                            250,000       279,712

Farm & Garden Machinery (2.26%)
   Case Corp. Notes; 7.25%; 1/15/16         $1,500,000    $1,431,972

Gas Production & Distribution (2.52%)
   Enron Corp. Notes;
     7.13%; 5/15/07                            750,000       754,409
   Tennessee Gas Pipeline Co. Notes;
     9.00%; 1/15/97                            400,000       400,319
   Transco Energy Co. Notes;
     9.38%; 8/15/01                            400,000       440,197

                                                           1,594,925
General Government, NEC (1.67%)
   Ontario Hydro Debentures;
     7.45%; 3/31/13                            500,000       516,525
   Province of Saskatchewan, Canada
     Global Notes; 8.00%; 2/1/13               500,000       538,930

                                                           1,055,455
Gold & Silver Ores (1.17%)
   Placer Dome, Inc. Notes;
     7.13%; 6/15/07                            750,000       741,332

Grain Mill Products (1.60%)
   Ralston Purina Co. Debentures;
     7.75%; 10/1/15                          1,000,000     1,012,928

Groceries & Related Products (2.27%)
   Supervalu, Inc. Medium-Term Notes,
     Series B; 6.49%; 12/12/05               1,500,000     1,436,113

Highway & Street
Construction (2.91%)
   Foster Wheeler Corp. Notes;
      6.75%; 11/15/05                        1,900,000     1,842,021

Hospitals (0.88%)
   Columbia/HCA Healthcare Corp.
     Medium-Term Notes;
     8.70%; 2/10/10                            500,000       559,390

Hotels & Motels (2.43%)
   Hilton Hotels Corp. Notes;
     7.70%; 7/15/02                          1,500,000     1,539,246

Household Appliances (0.88%)
   Maytag Corp. Medium-Term Notes;
     8.62%; 11/15/07                           500,000       556,271

Household Furniture (0.77%)
   Masco Corp. Debentures;
     7.13%; 8/15/13                            500,000       486,540

Industrial Inorganic Chemicals (3.57%)
   FMC Corp. Senior Notes;
     6.38%; 9/1/03                             200,000       191,316
     7.75%; 7/1/11                           1,500,000     1,541,657
   Grace (W.R.) & Co. Guaranteed
     Notes; 8.00%; 8/15/04                     500,000       527,870

                                                           2,260,843
Lumber & Construction
Materials (2.61%)
   Crane Co. Notes; 8.50%; 3/15/04           1,524,000     1,655,833

Machinery, Equipment &
Supplies (1.15%)
   AAR Corp. Notes; 7.25%; 10/15/03           $750,000    $  729,422

Metalworking Machinery (0.31%)
   Black & Decker Corp. Notes;
     7.00%; 2/1/06                             200,000       198,156

Millwork, Plywood & Structural
Members (1.75%)
   Georgia-Pacific Corp.
     Debentures; 9.50%; 12/1/11                100,000       118,281
     Senior Debentures; 7.70%; 6/15/15          1,000,000    990,371

                                                           1,108,652
Miscellaneous Chemical
Products (0.63%)
   Ferro Corp. Senior Debentures;
     7.63%; 5/1/13                             400,000       399,922

Miscellaneous Investing (2.76%)
   Washington Real Estate Investment
     Trust Senior Notes;
     7.25%; 8/13/06                          1,000,000       985,787
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/05                            750,000       762,774

                                                           1,748,561
Miscellaneous Metal Ores (1.84%)
   Amax, Inc. Notes; 9.88%; 6/13/01            100,000       111,490
   Cyprus Amax Minerals Notes;
     7.38%; 5/15/07                            650,000       655,273
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/02                            350,000       397,742

                                                           1,164,505
Motion Picture Production &
Services (0.57%)
   Columbia Pictures Entertainment, Inc.
     Senior Subordinated Notes;
     9.88%; 2/1/98                             350,000       363,499

Motor Vehicles & Equipment (1.31%)
   TRW, Inc. Medium-Term Notes;
     9.25%; 12/30/11                           700,000       827,859

Newpapers (2.54%)
   News America Holdings, Inc.
     Guaranteed Senior Notes;
     8.50%; 2/15/05                          1,500,000     1,609,261

Operative Builders (2.44%)
   Pulte Corp. Senior Notes;
     8.38%; 8/15/04                          1,000,000     1,054,329
     7.30%; 10/24/05                           500,000       492,016

                                                           1,546,345
Paper Mills (5.30%)
   Bowater, Inc. Debentures;
     9.38%; 12/15/21                           200,000       238,208
   Champion International Corp. Notes;
     9.88%; 6/1/00                             250,000       274,675
     7.10%; 9/1/05                             875,000       872,241
   Chesapeake Corp. Notes;
     7.20%; 3/15/05                          1,400,000     1,403,112
   Potlatch Corp. Medium-Term Notes;
     8.75%; 1/14/22                            $500,000   $  572,901

                                                           3,361,137
Personal Credit Institutions (1.62%)
   General Motors Acceptance Corp.
     Medium-Term Notes;
     8.25%; 2/24/04                            500,000       539,421
     Notes; 6.63%; 10/15/05                    500,000       485,609

                                                           1,025,030
Petroleum Refining (4.43%)
   Ashland Oil, Inc. Medium-Term Notes;
     7.71%; 5/11/07                            500,000       523,198
     7.73%; 7/15/13                            250,000       257,824
     Series F; 8.54%; 1/13/05                  250,000       274,043
   Pennzoil Co. Debentures;
     10.13%; 11/15/09                          325,000       380,621
   Phillips Petroleum Co. Notes;
     9.38%; 2/15/11                            500,000       601,111
   Sun Co., Inc.
     Debentures; 9.00%; 11/1/24                500,000       573,617
     Notes; 7.13%; 3/15/04                     200,000       199,148

                                                           2,809,562
Plastic Materials & Synthetics (3.06%)
   Geon Company Notes;
     6.88%; 12/15/05                         2,000,000     1,939,110

Primary Nonferrous Metals (1.06%)
   Reynolds Metals Co.
     Medium-Term Notes;
     8.34%; 5/22/07                            500,000       544,565
     7.65%; 2/4/08                             125,000       129,958

                                                             674,523
Pulp Mills (0.35%)
   International Paper Co. Medium-Term
     Notes; 9.70%; 8/15/00                     200,000       220,139

Railroads (1.51%)
   Union Pacific Corp. Notes;
     6.40%; 2/1/06                           1,000,000       954,162

Refrigeration & Service
Machinery (0.55%)
   Westinghouse Electric Corp.
     Debentures; 8.63%; 8/1/12                 350,000       351,264

Rental of Railroad Cars (1.73%)
   Gatx Capital Corp. Medium-Term
     Notes, Series C; 6.86%; 10/13/05        1,000,000       984,838
   Signal Capital Corp. Equipment Trust
     Cert.; 9.95%; 2/1/06                      109,000       114,360

                                                           1,099,198
Sanitary Services (1.72%)
   Laidlaw, Inc. Senior Notes;
     7.88%; 4/15/05                          1,045,000     1,092,578

Sawmills & Planning Mills (1.26%)
   MacMillan Bloedel Delaware
     Guaranteed Notes; 8.50%; 1/15/04          750,000       798,000

Telephone Communication (2.38%)
   Sprint Corp. Notes; 8.13%; 7/15/02          500,000       531,471
   U.S. West Capital Funding, Inc.
     Medium-Term Notes;
     6.83%; 11/15/07                         1,000,000       978,829

                                                           1,510,300
Variety Stores (1.15%)
   Dayton-Hudson Corp. Debentures;
     9.63%; 2/1/08                            $150,000    $  176,937
   Dayton-Hudson Corp. Sinking Fund
     Debentures; 9.50%; 10/15/16                55,000        57,476
   Shopko Stores, Inc. Senior Notes;
     9.00%; 11/15/04                           500,000       496,463

                                                             730,876


                                 Total Bonds              60,744,312

Commercial Paper (2.98%)

Business Credit Institutions (2.98%)
   General Electric Capital;
     6.65%; 1/2/97                           1,890,000     1,890,000


        Total Portfolio Investments (98.84%)              62,634,312

Cash and receivables, net of liabilities (1.19%)             752,249


                  Total Net Assets (100.00%)             $63,386,561



PRINCIPAL CAPITAL ACCUMULATION
FUND, INC.


                                                Shares
                                                 Held        Value


Common Stocks (98.79%)

Beverages (2.95%)
   Anheuser Busch Cos., Inc.                   100,000   $ 4,000,000
   Pepsico, Inc.                                49,000     1,433,250
   Universal Foods Corp.                        17,200       606,300

                                                           6,039,550
Combination Utility Services (1.73%)
   Cinergy Corp.                                58,200     1,942,425
   Montana Power Co.                            75,000     1,603,125

                                                           3,545,550
Commercial Banks (10.69%)
   Banc One Corp.                              123,940     5,329,420
   Bank of Boston Corp.                         38,300     2,460,775
   Corestates Financial Corp.                  104,000     5,395,000
   First of America Bank Corp.                  28,700     1,725,588
   KeyCorp                                     103,000     5,201,500
   Nationsbank Corp.                            18,400     1,798,600

                                                          21,910,883
Commercial Printing (2.56%)
   R. R. Donnelley & Sons Co.                  167,000     5,239,625

Communications Equipment (1.61%)
   Allen Group, Inc.                            16,000(a)    356,000
   DSC Communications Corp.                     52,800(a)    943,800
   General Instrument Corp.                     92,800(a)  2,006,800

                                                           3,306,600
Computer & Office Equipment (2.37%)
   Hewlett-Packard Co.                          33,400     1,678,350
   International Business
     Machines Corp.                             21,000     3,171,000

                                                           4,849,350
Crude Petroleum & Natural
Gas (1.89%)
   Texaco, Inc.                                 39,400   $ 3,866,125

Dairy Products (0.67%)
   Dean Foods Co.                               42,500     1,370,625

Drug Stores & Proprietary Stores (1.12%)
   Rite Aid Corp.                               58,000     2,305,500

Drugs (9.02%)
   Abbott Labs                                  66,000     3,349,500
   American Home Products Corp.                 45,000     2,638,125
   Bristol-Myers Squibb Co.                     18,000     1,957,500
   Merck & Co., Inc.                            37,000     2,932,250
   Pharmacia & Upjohn, Inc.                    137,000     5,428,625
   Warner-Lambert Co.                           29,200     2,190,000

                                                          18,496,000
Electric Services (4.81%)
   Dominion Resources, Inc.                     44,400     1,709,400
   FPL Group, Inc.                              38,500     1,771,000
   Houston Industries, Inc.                    231,000     5,226,375
   Potomac Electric Power Co.                   45,000     1,158,750

                                                           9,865,525
Electrical Industrial Apparatus (1.28%)
   Emerson Electric Co.                         27,090     2,620,958

Electronic Distribution
Equipment (1.40%)
   General Electric Co.                         29,000     2,867,375

Farm & Garden Machinery (2.24%)
   Tenneco, Inc.                               101,600     4,584,700

Fats & Oils (1.99%)
   Archer Daniels Midland Co.                  185,010     4,070,220

Gas Production & Distribution (0.23%)
   El Paso Natural Gas                           9,448       477,124

General Industrial Machinery (0.56%)
   BW/IP Holdings, Inc., Class A                23,000       379,500
   Pall Corp.                                   30,100       767,550

                                                           1,147,050
Grain Mill Products (1.02%)
   Ralston-Ralston Purina Group                 28,600     2,098,525

Greeting Cards (2.48%)
   American Greetings Corp.                    179,000     5,079,125

Grocery Stores (3.23%)
   Albertson's, Inc.                            40,600     1,446,375
   American Stores Co.                          60,000     2,452,500
   Sysco Corp.                                  83,400     2,720,925

                                                           6,619,800
Household Furniture (2.60%)
   Masco Corp.                                 148,200     5,335,200

Industrial Inorganic
Chemicals (1.24%)
   Dow Chemical Co.                             22,000   $ 1,724,250
   Eastman Chemical Co.                         14,900       823,225

                                                           2,547,475
Industrial Organic Chemicals (0.70%)
   Ethyl Corp.                                 150,000     1,443,750

Jewelry, Silverware & Plated
Ware (0.33%)
   Jostens, Inc.                                31,700       669,662

Life Insurance (2.55%)
   American General Corp.                      128,000     5,232,000

Management & Public
Relations (1.35%)
   ACNielson Corp.                              14,966(a)    226,361
   Cognizant Corp.                              44,900     1,481,700
   Dun & Bradstreet Corp.                       44,900     1,066,375

                                                           2,774,436
Meat Products (1.47%)
   Tyson Foods, Inc.                            88,000     3,014,000

Medical Instruments &
Supplies (1.10%)
   St. Jude Medical, Inc.                       53,100(a)  2,263,388

Medical Service & Health
Insurance (1.63%)
   AON Corp.                                    31,050     1,928,981
   Foundation Health Corp.                      37,400(a)  1,187,450
   Physicians Corp. of America                  22,900(a)    229,000

                                                           3,345,431
Metal Forgings & Stampings (0.98%)
   Newell Co.                                   64,000     2,016,000

Metalworking Machinery (0.14%)
   Giddings & Lewis                             23,000       296,125

Miscellaneous Business
Services (0.35%)
   Safety-Kleen Corp.                           43,500       712,312

Miscellaneous Converted Paper
Products (1.27%)
   Minnesota Mining & Mfg. Co.                  31,400     2,602,275

Miscellaneous Electrical Equipment &
Supplies (0.94%)
   Motorola, Inc.                               31,400     1,927,175

Miscellaneous Fabricated Metal
Products (0.27%)
   Keystone International, Inc.                 27,300       549,413

Miscellaneous Shopping Goods
Stores (1.59%)
   Toys 'R' Us, Inc.                           108,700(a)  3,261,000

Motor Vehicles, Parts &
Supplies (1.42%)
   Grainger (W. W.), Inc.                       36,400     2,921,100

Newspapers (2.48%)
   Dow Jones & Co., Inc.                       150,000   $ 5,081,250

Paper Mills (1.72%)
   Kimberly Clark Corp.                         37,000     3,524,250

Petroleum Refining (4.35%)
   Atlantic Richfield Co.                       40,000     5,300,000
   Exxon Corp.                                  37,000     3,626,000

                                                           8,926,000
Plastic Materials & Synthetics (0.19%)
   Wellman, Inc.                                23,000       393,875

Sanitary Services (4.37%)
   Browning-Ferris Industries, Inc.            203,900     5,352,375
   WMX Technologies, Inc.                      110,600     3,608,325

                                                           8,960,700
Security Brokers & Dealers (0.59%)
   Edwards (A.G.), Inc.                         36,015     1,211,004

Ship & Boats Building &
Repairing (0.15%)
   Newport News Shipbuilding, Inc.              20,320(a)    304,800

Soap, Cleaners, & Toilet Goods (2.99%)
   Avon Products                                63,600     3,633,150
   Colgate-Palmolive Co.                        27,000     2,490,750

                                                           6,123,900
Telephone Communication (5.21%)
   AT&T Corp.                                   52,000     2,262,000
   MCI Communications Corp.                    101,500     3,317,781
   US West Communications Group                158,000     5,095,500

                                                          10,675,281
Variety Stores (2.96%)
   Dayton-Hudson Corp.                          81,000     3,179,250
   Wal-Mart Stores, Inc.                       126,000     2,882,250

                                                           6,061,500


                         Total Common Stocks             202,533,512


                                               Principal
                                                Amount       Value


Commercial Paper (1.92%)

Business Credit Institutions (0.83%)
   General Electric Capital;
     6.65%; 1/2/97                           $1,710,000  $ 1,710,000

Personal Credit Institutions (1.09%)
   Ford Motor Credit Co.;
     5.91%; 1/2/97                           2,240,000     2,240,000


                      Total Commercial Paper               3,950,000


       Total Portfolio Investments (100.71%)             206,483,512

Liabilities, net of cash and receivables (-0.71%)         (1,464,984)


                  Total Net Assets (100.00%)            $205,018,528



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL EMERGING GROWTH FUND, INC.


                                                Shares
                                                 Held        Value


Common Stocks (85.53%)

Blast Furnace & Basic Steel
Products (0.99%)
   Lukens, Inc.                                 67,300   $ 1,354,413

Carpets & Rugs (0.85%)
   Shaw Industries, Inc.                        99,300     1,166,775

Chemicals & Allied Products (0.46%)
   Sigma-Aldrich Corp.                          10,000       624,375

Commercial Banks (6.55%)
   Boatmen's Bancshares, Inc.                    6,100       393,450
   First Commerce Corp.                         15,600       606,450
   First Federal Capital Corp.                  40,665       955,627
   Independent Bank Corp. Michigan              26,460       893,025
   Mercantile Bancorp., Inc.                    20,960     1,076,820
   Merchants Bancorp., Inc.                     21,500       666,500
   National City Corp.                          20,100       901,988
   North Fork Bancorp., Inc.                    33,700     1,200,562
   Peoples Heritage Financial
     Group, Inc.                                33,300       932,400
   Princeton National Bancorp., Inc.            36,000       666,000
   Summit Bancorp.                              15,900       695,625

                                                           8,988,447
Commercial Printing (0.37%)
   Merrill Corp.                                22,300       512,900

Computer & Data Processing
Services (7.71%)
   American Management Systems, Inc.            84,500(a)  2,070,250
   Bitstream                                   102,000(a)    663,000
   Cerner Corp.                                116,200(a)  1,801,100
   HBO & Co.                                    31,500     1,870,312
   Microsoft Corp.                              29,600(a)  2,445,700
   National Processing, Inc.                    21,300(a)    340,800
   Sunquest Information Systems, Inc.           97,300(a)  1,386,525

                                                          10,577,687
Computer & Office Equipment (3.09%)
   EMC Corp.                                    81,700(a)  2,706,312
   Optika Imaging Systems                       75,000(a)    376,172
   Seagate Technology                            4,000(a)    158,000
   Systemsoft Corporation                       67,000(a)    996,625

                                                           4,237,109
Construction & Related
Machinery (2.26%)
   Energy Ventures, Inc.                        61,000(a)  3,103,375

Crude Petroleum & Natural
Gas (1.52%)
   Devon Energy Corp.                           60,000     2,085,000

Dairy Products (0.39%)
   Dreyer's Grand Ice Cream, Inc.               18,200       527,800

Drugs (2.36%)
   Alliance Pharmaceutical Corp.                30,000(a) $  408,750
   Forest Laboratories, Inc.                    17,400(a)    569,850
   Genzyme Corp. - General Division              7,182       156,208
   Genzyme Corp. - Tissue Repair                   255(a)      1,817
   Merck & Co., Inc.                            10,000       792,500
   Pharmacia & Upjohn, Inc.                     32,400     1,283,850
   Seragen, Inc.                                20,000(a)     20,000

                                                           3,232,975
Electronic Components &
Accessories (7.18%)
   Intel Corp.                                  37,900     4,962,531
   Linear Technology Corp.                      46,800     2,053,350
   Solectron Corp.                              53,100(a)  2,834,213

                                                           9,850,094
Engineering & Architectural
Services (1.14%)
   Paychex, Inc.                                30,400     1,563,700

Finance Services (1.31%)
   First Financial Corp.                        73,250     1,794,625

Fire, Marine, & Casualty
Insurance (2.19%)
   Avemco Corp.                                 35,000       546,875
   Berkley W.R. Corp.                           48,500     2,461,375

                                                           3,008,250
Footwear, Except Rubber (0.78%)
   Nine West Group, Inc.                        22,900(a)  1,061,988

General Industrial Machinery (5.00%)
   Flow International Corp.                    101,500(a)    926,187
   Kaydon Corp.                                 45,600     2,148,900
   Pentair, Inc.                                54,600     1,760,850
   Roper Industries, Inc.                       51,500     2,014,938

                                                           6,850,875
Grocery Stores (0.88%)
   Casey's General Stores, Inc.                 64,500     1,209,375

Hardware Stores (0.91%)
   Central Tractor Farm & Country, Inc.         90,500(a)  1,244,375

Holding Offices (0.46%)
   ISB Financial Corp.                          35,400       637,200

Hose, Belting, Gaskets &
Packing (0.97%)
   Mark IV Industries                           58,875     1,332,047

Hospitals (1.91%)
   Humana, Inc.                                 62,300(a)  1,191,488
   Universal Health Services, Inc.;
     Class B                                    50,000(a)  1,431,250

                                                           2,622,738
Insurance Agents, Brokers &
Services (1.33%)
   Equifax, Inc.                                59,400     1,819,125

Investment Offices (1.21%)
   Invesco PLC ADS                              31,300   $ 1,388,938
   Invesco FDG LLC Sponsored ADR                 6,260       272,310

                                                           1,661,248
Iron & Steel Foundries (0.39%)
   Atchison Casting Corp.                       30,000(a)    540,000

Laundry, Cleaning & Garment
Services (1.02%)
   G & K Services, Inc.; Class A                37,225     1,405,244

Management & Public Relations (0.68%)
   Complete Management, Inc.                    72,000       927,000

Measuring & Controlling
Devices (1.68%)
   ISCO, Inc.                                   22,513       202,612
   Millipore Corp.                              37,100     1,535,013
   Photon Dynamics                              73,600(a)    561,200

                                                           2,298,825
Meat Products (0.88%)
   Michael Foods, Inc.                          95,200     1,213,800

Medical Instruments &
Supplies (4.65%)
   Boston Scientific Corp.                      35,200(a)  2,112,000
   Nellcor Puritan Bennett                      84,000(a)  1,837,500
   Steris Corp.                                 55,700(a)  2,422,950

                                                           6,372,450
Medical Service & Health
Insurance (4.65%)
   Alternative Living Services                  93,700(a)  1,358,650
   Foundation Health Corp.                      40,500(a)  1,285,875
   Health System International, Inc.            52,200(a)  1,291,950
   Orthofix International NV                    77,600(a)    640,200
   Patient Info Systems                         59,000(a)    545,750
   United Healthcare Corp.                      27,900     1,255,500

                                                           6,377,925
Metal Services, NEC (1.88%)
   BMC Industries, Inc.                         81,900     2,579,850

Miscellaneous Chemical
Products (3.67%)
   Cytec Industries                             48,200(a)  1,958,125
   H. B. Fuller Co.                             20,000       940,000
   Loctite Corp.                                35,100     2,136,712

                                                           5,034,837
Office Furniture (1.28%)
   Chromcraft Revington, Inc.                   36,200(a)  1,004,550
   Kimball International, Inc.; Class B         18,200       753,025

                                                           1,757,575
Office & Clinics of Medical
Doctors (0.09%)
   FHP International Corp.                       3,400(a)    126,225

Oil & Gas Field Services (1.40%)
   Diamond Offshore Drilling                    33,700(a)  1,920,900

Operative Builders (1.32%)
   D. R. Horton, Inc.                          131,200     1,426,800
   Pulte Corp.                                  12,621       388,096

                                                           1,814,896
Paints & Allied Products (0.89%)
   RPM, Inc.                                    71,700     1,218,900

Plastic Materials & Synthetics (0.91%)
   A. Schulman, Inc.                            51,000   $ 1,249,500

Plumbing, Heating,
Air-Conditioning (1.71%)
   Apogee Enterprises, Inc.                     57,000     2,265,750
   Metalclad Corp.                              45,600(a)     82,650

                                                           2,348,400
Refrigeration & Service
Machinery (0.60%)
   Tecumseh Products Co.; Class A               14,400       826,200

Sanitary Services (1.03%)
   Browning-Ferris Industries, Inc.             46,600     1,223,250
   USA Waste Services, Inc.                      5,847(a)    186,373

                                                           1,409,623
Savings Institutions (1.08%)
   North Side Savings Bank                      15,000       817,500
   Sterling Financial Corp.                     46,900(a)    662,463

                                                           1,479,963
Screw Machine Products, Bolts,
Etc. (1.00%)
   TriMas Corp.                                 57,500     1,372,812

Security Brokers & Dealers (0.66%)
   Jefferies Group, Inc.                        22,400       904,400

Telephone Communication (0.83%)
   McLeod, Inc.                                 44,500(a)  1,134,750

Toys & Sporting Goods (1.05%)
   Mattel, Inc.                                 51,700     1,434,675

Trucking & Courier Services, Ex.
Air (0.36%)
   J. B. Hunt Transport Services, Inc.          35,500       497,000


                         Total Common Stocks             117,312,246

Preferred Stock (0.44%)

Offices & Clinics of Medical
Doctors (0.44%)
   FHP International Corp.
     Series A Convertible                       20,000(a)    610,000


                                               Principal
                                                Amount       Value


Bonds (1.55%)

Computer & Data Processing
Services (0.25%)
   Sierra On Line Convertible
      Subordinated Debentures;
      6.50%; 4/1/01                           $110,000(b) $  345,125

Industrial Inorganic Chemicals (0.35%)
   Ciba-Geigy Corp. Exchangeable
     Subordinated Debentures;
     6.25%; 3/15/16                            150,000(b)    150,000
   ICN Pharmaceuticals, Inc. Convertible
     Subordinated Debentures;
     8.50%; 11/15/99                          $300,000   $   325,500

                                                             475,500
Management & Public
Relations (0.73%)
   Complete Management, Inc. Convertible
     Debentures; 8.00%; 12/15/03             1,000,000     1,005,000

Nursing & Personal Care
Facilities (0.14%)
   Greenery Rehabilitation Group, Inc.
     Convertible Senior Subordinated
     Notes; 8.75%; 4/1/15                      250,000       192,187

Sanitary Services (0.08%)
   Enclean, Inc. Convertible Subordinated
     Debentures; 7.50%; 8/1/01                 100,000       102,339


                                 Total Bonds               2,120,151

Commercial Paper (12.28%)

Business Credit Institutions (4.27%)
   American Express Credit Corp.;
     5.50%; 1/10/97                          2,850,000     2,846,517
   General Electric Capital Corp.;
     5.78%; 1/7/97                           3,015,000     3,012,579

                                                           5,859,096
Personal Credit Institutions (2.97%)
   Beneficial Corp;
     5.80%; 1/8/97                           1,460,000     1,458,589
   Household Finance Corp.;
     5.62%; 1/6/97                           2,610,000     2,608,370

                                                           4,066,959
Security Brokers & Dealers (5.04%)
   Merrill Lynch & Co.;
     5.85%; 1/3/97                           2,830,000     2,829,540
     5.95%; 1/9/97                           1,250,000     1,248,554
   Smith Barney, Inc.;
     5.60%; 1/2/97                           2,840,000     2,840,000

                                                           6,918,094


                      Total Commercial Paper              16,844,149


        Total Portfolio Investments (99.80%)             136,886,546

Cash and Receivables, net of liabilities (0.20%)             274,335


                  Total Net Assets (100.00%)            $137,160,881



(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted Security - See Note 4 to the financial statements.

PRINCIPAL GOVERNMENT SECURITIES
FUND, INC.


       Description of Issue                  Principal

    Type      Rate      Maturity                Amount      Value


Government National Mortgage Association (GNMA)
Certificates (32.28%)

GNMA I       6.50%   5/15/26                $1,000,000    $  955,380
GNMA I       7.00    1/15/24                   844,300       830,107
GNMA I       8.00    10/15/16-6/15/17        1,916,985     1,985,086
GNMA I       8.50    2/15/17-5/15/21         1,862,038     1,962,849
GNMA II      6.00    6/20/24-9/20/26        19,468,917    17,972,068
GNMA II      6.50    12/20/25-2/20/26        3,958,038     3,770,587


                     Total GNMA Certificates              27,476,077

Federal National Mortgage Association (FNMA)
Certificates (18.45%)

FNMA         5.50    5/1/24                  1,177,323     1,051,491
FNMA         6.00    11/1/23-3/1/26          4,062,985     3,779,118
FNMA         6.50    11/1/23-6/1/26          6,613,120     6,323,071
FNMA         7.00    TBA*                    1,000,000       978,180
FNMA         7.00    8/1/23                    786,901       772,926
FNMA         7.50    4/1/22                  1,051,299     1,058,395
FNMA         8.00    6/1/17-11/1/21            793,649       816,254
FNMA GL      6.50    8/15/25                   963,731       920,642


                     Total FNMA Certificates              15,700,077

Federal Home Loan Mortgage Corporation (FHLMC) Certificates (16.69%)

FHLMC        5.50    2/1/24-3/1/24           1,511,637     1,378,673
FHLMC        6.00    12/1/23-1/1/26          2,819,464     2,627,584
FHLMC        6.50    4/1/24-5/1/26           5,298,220     5,078,155
FHLMC        7.00    9/1/23-1/1/24           2,565,534     2,530,318
FHLMC        7.50    2/1/22-6/1/24           1,499,723     1,509,795
FHLMC        8.00    11/1/21                   752,170       772,531
FHLMC GL     7.50    3/1/23                    301,178       302,910


                    Total FHLMC Certificates              14,199,966


                                            Principal
                                              Amount       Value


Student Loan Marketing Association (SLMA)
Certificates (16.19%)

Student Loan Marketing Association
   Debentures;
   7.30%; 8/1/12                           $10,000,000   $10,316,899
   8.47%; 12/1/08                            1,000,000     1,136,995
   9.15%; 12/1/04                            1,200,000     1,381,893
   Notes; 6.13%; 12/1/05                       560,000       537,816
   Notes; 9.25%; 6/1/04                        350,000       403,353


                     Total SLMA Certificates              13,776,956

Private Export Funding Corporation (PEFCO)
Certificates (15.60%)

Private Export Funding Corp.
   Secured Notes;
   6.62%; 10/1/05                           $2,000,000    $1,985,080
   9.45%; 12/31/99                           4,500,000     4,894,200
   Series SS, Senior Secured Notes;
   5.50%; 3/15/01                            3,325,000     3,225,849
   5.80%; 2/1/04                             2,200,000     2,140,292
   7.03%; 10/31/03                           1,000,000     1,027,240


                    Total PEFCO Certificates              13,272,661

Federal Agency Short-Term Obligations (1.06%)

Federal Home Loan Mortgage Corp.;
   1/2/97                                      900,000       900,000


       Total Portfolio Investments (100.27%)              85,325,737

Liabilities, net of cash and receivables (-0.27%)           (225,879)


                  Total Net Assets (100.00%)             $85,099,858



*  Securities purchased on a to-be-announced basis.


PRINCIPAL GROWTH FUND, INC.


                                                Shares
                                                 Held        Value


Common Stocks (91.96%)

Advertising (1.20%)
   Interpublic Group of Cos., Inc.              25,300     $1,201,750

Beverages (1.70%)
   Coca-Cola Co.                                 8,800        463,100
   Pepsico, Inc.                                42,100      1,231,425

                                                            1,694,525
Blast Furnace & Basic Steel
Products (0.68%)
   Lukens, Inc.                                 33,600        676,200

Carpets & Rugs (0.64%)
   Shaw Industries, Inc.                        54,800        643,900

Cash Grains (1.92%)
   Pioneer Hi-Bred International                27,400      1,918,000

Commercial Banks (6.21%)
   Banc One Corp.                               16,500        709,500
   Bank of Boston Corp.                         11,000        706,750
   Barnett Banks Inc.                           10,000        411,250
   Boatmen's Bancshares, Inc.                   18,700      1,206,150
   CoreStates Financial Corp.                   12,300        638,063
   First of America Bank Corp.                  11,700        703,462
   Firstar Corp.                                15,000        787,500
   Firstmerit Corp.                             14,600        518,300
   Princeton National Bancorp., Inc.            27,300        505,050

                                                            6,186,025
Communications Equipment (3.99%)
   General Instrument Corp.                     75,800(a)  $1,639,175
   Northern Telecom Ltd.                        18,700      1,157,063
   Octel Communications Corp.                   67,200(a)   1,176,000

                                                            3,972,238
Computer & Data Processing
Services (3.01%)
   GTECH Holdings Corp.                         47,800(a)   1,529,600
   Microsoft Corp.                              17,800(a)   1,470,725

                                                            3,000,325
Computer & Office Equipment (6.12%)
   Automatic Data Processing, Inc.              20,000        857,500
   Bay Networks                                 45,600(a)     951,900
   Ceridian Corp.                               37,400(a)   1,514,700
   Digital Equipment Corp.                      30,800(a)   1,120,350
   Hewlett-Packard Co.                          27,500      1,381,875
   Pitney Bowes, Inc.                            5,000        272,500

                                                            6,098,825
Department Stores (0.60%)
   May Department Stores                        12,800        598,400

Drugs (7.52%)
   Alliance Pharmaceutical Corp.                10,000(a)     136,250
   Bristol-Myers Squibb Co.                     10,000      1,087,500
   Genzyme Corp. - General Division              9,500(a)     206,625
   Johnson & Johnson                            20,000        995,000
   Lilly (Eli) & Co.                            20,000      1,460,000
   Merck & Co., Inc.                            14,600      1,157,050
   Pharmacia & Upjohn, Inc.                     27,500      1,089,687
   Smithkline Beecham PLC ADR                   20,000      1,360,000

                                                            7,492,112
Eating & Drinking Places (0.32%)
   McDonald's Corp.                              7,000        316,750

Electrical Goods (0.73%)
   Avnet, Inc.                                  12,500        728,125

Electronic Components &
Accessories (3.94%)
   Intel Corp.                                  17,300      2,265,219
   Linear Technology Corp.                      37,800      1,658,475

                                                            3,923,694
Electronic Distribution
Equipment (0.50%)
   General Electric Co.                          5,000        494,375

Federal & Federally Sponsored
Credit (0.41%)
   Federal National Mortgage Association11,000                409,750

Footwear, Except Rubber (1.70%)
   Stride Rite Corp.                           169,300      1,693,000

General Industrial Machinery (2.85%)
   Flow International Corp.                     42,100(a)     384,163
   Ingersoll-Rand Co.                           20,400        907,800
   Tyco International Ltd.                      29,200      1,543,950

                                                            2,835,913
Grain Mill Products (1.39%)
   Ralcorp Holdings, Inc.                       15,000(a)     316,875
   Ralston-Ralston Purina Group                 14,600      1,071,275

                                                            1,388,150
Grocery Stores (0.40%)
   Casey's General Stores, Inc.                 21,200     $  397,500

Hose, Belting, Gaskets &
Packing (1.33%)
   Mark IV Industries                           58,500      1,323,562

Hospitals (2.75%)
   Columbia/HCA Healthcare Corp.                24,900      1,014,675
   Humana, Inc.                                 45,500(a)     870,188
   Universal Health Services, Inc.;
     Class B                                    30,000(a)     858,750

                                                            2,743,613
Household Furniture (1.26%)
   Masco Corp.                                  34,900      1,256,400

Investment Offices (1.12%)
   Invesco FDG LLC Sponsored ADR                 4,200(a)     182,700
   Invesco PLC ADS                              21,000        931,875

                                                            1,114,575
Knitting Mills (0.30%)
   Russell Corp.                                10,000        297,500

Lumber & Other Building
Materials (1.38%)
   Home Depot, Inc.                             27,400      1,373,425

Management & Public
Relations (2.37%)
   ACNielson Corp.                               1,666(a)      25,198
   Cognizant Corp.                               5,000        165,000
   Dun & Bradstreet Corp.                        5,000        118,750
   Medaphis Corp.                              183,000(a)   2,047,313

                                                            2,356,261
Medical Instruments &
Supplies (4.89%)
   Becton, Dickinson & Co.                      20,000        867,500
   Boston Scientific Corp.                      41,100(a)   2,466,000
   Nellcor Puritan Bennett                      70,200(a)   1,535,625

                                                            4,869,125
Medical Service & Health
Insurance (3.43%)
   AON Corp.                                    11,700        726,862
   Foundation Health Corp.                      31,600(a)   1,003,300
   Health System International, Inc.            21,000(a)     519,750
   United Healthcare Corp.                      15,000        675,000
   Value Health, Inc.                           25,000(a)     487,500

                                                            3,412,412
Millwork, Plywood & Structural
Members (1.01%)
   Georgia-Pacific Corp.                        14,000      1,008,000

Miscellaneous Chemical
Products (0.61%)
   Loctite Corp.                                10,000        608,750

Miscellaneous Converted Paper
Products (0.54%)
   Minnesota Mining & Mfg. Co.                   6,500        538,687

Miscellaneous Electrical Equipment &
Supplies (1.68%)
   Motorola, Inc.                               27,300      1,675,537

Miscellaneous Fabricated
Metal Products (0.95%)
   Parker-Hannifin Corp.                        24,300     $  941,625

Miscellaneous Plastics Products,
NEC (0.23%)
   Rubbermaid, Inc.                             10,000        227,500

Miscellaneous Shopping Goods
Stores (0.45%)
   Toys 'R' Us, Inc.                            15,000(a)     450,000

Motor Vehicles & Equipment (3.35%)
   Chrysler Corp.                               60,200      1,986,600
   Dana Corp.                                   41,300      1,347,413

                                                            3,334,013
Offices & Clinics of Medical
Doctors (0.98%)
   FHP International Corp.                      26,200(a)     972,675

Office Furniture (0.42%)
   Chromcraft Revington, Inc.                   15,100(a)     419,025

Operative Builders (0.60%)
   Pulte Corp.                                  19,300        593,475

Paints & Allied Products (0.43%)
   RPM, Inc.                                    25,000        425,000

Petroleum Refining (2.23%)
   Atlantic Richfield Co.                        5,800        768,500
   Exxon Corp.                                  14,800      1,450,400

                                                            2,218,900
Photographic Equipment &
Supplies (0.01%)
   Imation Corp.                                   380(a)      10,688

Plastic Materials & Synthetics (0.83%)
   A. Schulman, Inc.                            33,600        823,200

Preserved Fruits & Vegetables (0.86%)
   CPC International, Inc.                      11,100        860,250

Radio, Television & Computer
Stores (0.22%)
   Tandy Corp.                                   5,000        220,000

Radio & Television
Broadcasting (0.91%)
   Sinclair Broadcasting Group                  35,000(a)     910,000

Refrigeration & Service
Machinery (0.97%)
   Tecumseh Products Co.; Class A               16,800        963,900

Rubber & Plastics Footwear (1.20%)
   Nike, Inc.                                   20,000      1,195,000

Sanitary Services (1.26%)
   Browning-Ferris Industries, Inc.             29,300        769,125
   WMX Technologies, Inc.                       15,000        489,375

                                                            1,258,500
Security Brokers & Dealers (0.97%)
   Salomon, Inc.                                20,400     $  961,350

Shoe Stores (0.06%)
   Payless Shoesource Inc.                       1,600(a)      60,000

Soap, Cleaners & Toilet Goods (3.11%)
   Colgate-Palmolive Co.                        11,700      1,079,325
   Ecolab, Inc.                                 46,400      1,745,800
   International Flavors & Fragrances, Inc.      6,000        270,000

                                                            3,095,125
Toys & Sporting Goods (1.00%)
   Mattel, Inc.                                 35,950        997,612

Variety Stores (0.34%)
   Wal-Mart Stores, Inc.                        15,000        343,125

Women's & Children's
Undergarments (2.08%)
   Warnaco Group; Class A                       69,800      2,067,825


                          Total Common Stock               91,596,192

Preferred Stock (0.37%)

Offices & Clinics of Medical
Doctors (0.37%)
   FHP International Corp.;
     Series A Convertible                       12,182        371,551


                                               Principal
                                                Amount       Value


Commercial Paper (7.00%)

Business Credit Institutions (1.90%)
   American Express Credit Corp.;
     5.80%; 1/7/97                          $1,900,000     $1,898,469

Personal Credit Institutions (3.34%)
   Beneficial Corp.;
     5.95%; 1/3/97                           1,255,000      1,254,793
   Ford Motor Credit Co.;
     5.91%; 1/2/97                           2,070,000      2,070,000

                                                            3,324,793
Security Brokers & Dealers (1.76%)
   Merrill Lynch & Co., Inc.
     6.20%; 1/6/97                           1,755,000      1,753,791


                      Total Commercial Paper                6,977,053


        Total Portfolio Investments (99.33%)               98,944,796

Cash and receivables, net of liabilities (0.67%)              667,114


                  Total Net Assets (100.00%)              $99,611,910

(a) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL HIGH YIELD FUND, INC.


                                               Principal
                                                Amount       Value




Bonds (90.48%)

Aircraft & Parts (2.03%)
   Rohr Industries, Inc. Subordinated
     Debentures; 9.25%; 3/1/17                $300,000     $  279,000

Blast Furnace & Basic Steel
Products (3.24%)
   Ivaco Senior Notes;
     11.50%; 9/15/05                           150,000        148,875
   Weirton Steel Corp. Senior Notes;
     10.75%; 6/1/05                            300,000        297,000

                                                              445,875
Broadwoven Fabric Mills,
Cotton (2.21%)
   J.P. Stevens & Co. Inc.
    Sinking Fund Debentures;
     9.00%; 3/1/17                             300,000        303,750

Cable & Other Pay TV
Services (3.72%)
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/02                            300,000        315,000
   TCI Communications, Inc. Debentures;
     8.75%; 8/1/15                             200,000        196,656

                                                             511,656
Cogeneration - Small Power
Producer (3.50%)
   AES Corp. Senior Subordinated
     Notes; 10.25%; 7/15/06                    300,000        322,500
   California Energy Co., Inc.
     Ltd. Resource Senior Secured
     Notes; 9.88%; 6/30/03                     150,000        158,250

                                                              480,750
Computer & Data Processing
Services (2.41%)
   Tenet Healthcare Corp.
     Senior Subordinated Notes;
     10.13%; 3/1/05                            300,000        331,500

Consumer Products (2.92%)
   RJR Nabisco, Inc. Senior Notes;
     8.75%; 8/15/05                            400,000        401,641

Crude Petroleum & Natural
Gas (4.22%)
   Chesapeake Energy Corp.
     Senior Notes; 9.13%; 4/15/06              150,000        155,625
   Nuevo Energy Co.
     Senior Subordinated Notes;
     9.50%; 4/15/06                            400,000        424,000

                                                              579,625
Electric Services (1.15%)
   El Paso Electric Co.
     First Mortgage Bonds, Series D;
     8.90%; 2/1/06                             150,000        158,250

Electrical Industrial Apparatus (1.51%)
   Motors & Gears, Inc.,
     Series A Senior Notes;
     10.75%; 11/15/06                          200,000(a)     207,000

Electronic Components &
Accessories (2.37%)
   Advanced Micro Devices, Inc.;
     11.00%; 8/1/03                           $300,000     $  325,500

Engines & Turbines (2.03%)
   Outboard Marine Corp. Debentures;
     9.13%; 4/15/17                            300,000        279,000

Footwear, Except Rubber (0.73%)
   Brown Group, Inc. Senior Notes;
     9.50%; 10/15/06                           100,000        100,750

Forest Products (2.04%)
   Doman Industries, Ltd. Senior Notes;
     8.75%; 3/15/04                            300,000        279,750

Fuel Dealers (2.23%)
   Petroleum Heat & Power Co., Inc.
     Subordinated Notes;
     10.13%; 4/1/03                            300,000        306,000

General Government, NEC (1.04%)
   Republic of Argentina Global Bonds;
     8.38%; 12/20/03                           150,000        142,500

Groceries & Related Products (2.07%)
   Rykoff-Sexton, Inc. Senior
     Subordinated Notes;
     8.88%; 11/1/03                            300,000        285,000

Grocery Stores (3.51%)
   Dominick's Finer Foods, Inc.
     Senior Subordinated Notes;
     10.88%; 5/1/05                            150,000        166,500
   Ralph's Grocery Co.
     Senior Subordinated Notes;
     11.00%; 6/15/05                           300,000        315,750

                                                              482,250
Hotels & Motels (2.17%)
   John Q. Hammons Hotels, L.P. &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/04                     300,000        297,750

Industrial Inorganic Chemicals (1.51%)
   PT Tri Polyta Indonesia TBK;
     11.38%; 12/1/03                           200,000        208,000

Knitting Mills (2.36%)
   Tultex Corp. Senior Notes;
     10.63%; 3/15/05                           300,000        324,750

Miscellaneous Amusement, Recreation
Service (1.15%)
   Rio Hotel & Casino, Inc.
     Senior Subordinated Notes;
     10.63%; 7/15/05                           150,000        157,500

Miscellaneous Plastics Products,
NEC (2.17%)
   Congoleum Corp. Senior Notes;
     9.00%; 2/1/01                             300,000        298,500

Motor Vehicles & Equipment (2.58%)
   Blue Bird Body Company Senior
     Subordinated Notes;
     10.75%; 11/15/06                          $50,000     $   52,500
   Lear Seating Corp. Subordinated
     Notes; 8.25%; 2/1/02                      300,000        302,250

                                                              354,750
Nonferrous Foundries
(Casting) (1.19%)
   Howmet Corp. Senior Subordinated
     Notes; 10.00%; 12/1/03                    150,000        163,500

Nursing & Personal Care
Facilities (2.14%)
   Mariner Health Group, Inc. Senior
     Subordinated Notes; 9.50%; 4/1/06         300,000        294,000

Oil & Gas Field Services (0.77%)
   Parker Drilling Company Senior Notes;
     9.75%; 11/15/06                           100,000(a)     105,250

Petroleum Refining (2.23%)
   Crown Central Petroleum Corp.
     Senior Notes; 10.88%; 2/1/05              300,000        306,750

Primary Nonferrous Metals (0.38%)
   Euramax International PLC Senior
     Subordinated Notes;
     11.25%; 10/1/06                            50,000(a)      51,625

Pulp Mills (2.64%)
   Magnetek, Inc. Senior Subordinated
     Debentures; 10.75%; 11/15/98              350,000        363,125

Radio, Television & Computer
Stores (2.24%)
   Compusa, Inc. Senior Subordinated
     Notes; 9.50%; 6/15/00                     300,000        307,500

Radio & Television
Broadcasting (3.24%)
   American Radio Systems
     Senior Subordinated Notes;
     9.00%; 2/1/06                             300,000        295,500
   Sullivan Broadcasting Inc.
     Senior Subordinated Notes;
     10.25%; 12/15/05                          150,000        150,375

                                                              445,875
Retail Stores, NEC (1.50%)
   Cole National Group, Inc. Senior
     Subordinated Notes;
     9.88%; 12/31/06                           200,000(a)     206,000

School Buses (1.51%)
   Lamar Advertising Company Senior
     Subordinated Notes;
     9.63%; 12/1/06                            200,000        207,000

Soap, Cleaners & Toilet Goods (2.32%)
   Coty, Inc. Senior Subordinated
     Notes; 10.25%; 5/1/05                     300,000        318,750

Telephone Communication (10.79%)
   360 Communications Co.
     Senior Notes; 7.50%; 3/1/06              $150,000     $  148,813
   Paging Network, Inc. Senior
     Debentures; 8.88%; 2/1/06                 300,000        286,125
   Rogers Cablesystems Ltd. Senior
     Secured Second Priority Notes;
     9.63%; 8/1/02                             250,000        261,250
   Rogers Cantel Inc. Senior Secured
     Debentures; 9.75%; 6/1/16                 300,000        315,000
   Telecom Argentina Stet-France
     Telecom SA Senior Notes;
     12.00%; 11/15/02                          150,000        168,375
   Vanguard Cellular Systems, Inc.
     Senior Debentures; 9.38%; 4/15/06         300,000        303,000

                                                            1,482,563
Textile Finishing, Except Wool (2.23%)
   Dominion Textile (USA) Inc.
     Guaranteed Senior Notes;
     9.25%; 4/1/06                             300,000        306,000

Water Supply (2.43%)
   California Energy Casecnan Water &
     Energy Co., Inc. Senior Secured
     Bonds Series B; 11.95%; 11/15/10          300,000        333,750


                                 Total Bonds               12,432,735

Commercial Paper (7.28%)

Federal & Federally Sponsored
Credit (7.28%)
   FHLMC Commercial Paper;
     5.40%; 1/2/97                           1,000,000      1,000,000


        Total Portfolio Investments (97.76%)               13,432,735

Cash and receivables, net of liabilities (2.24%)              307,608


                  Total Net Assets (100.00%)              $13,740,343


(a)  Restricted Security - See Note 4 to the financial statements.

PRINCIPAL MONEY MARKET FUND, INC.


                                               Principal
                                                Amount       Value


Commercial Paper (84.65%)

Asset Backed Securities (8.89%)
   Corporate Asset Funding Co.;
     5.55%; 1/28/97                           $500,000     $  497,996
     5.55%; 1/29/97                            275,000        273,855
   Retailer Funding Corp. Notes;
     5.65%; 1/23/97                            500,000        498,352
     5.60%; 1/30/97                            750,000        746,733
   Ciesco L.P.;
     5.50%; 1/16/97                            850,000        848,182
     5.65%; 1/22/97                            500,000        498,431
     5.60%; 1/31/97                            750,000        746,617

                                                            4,110,116
Business Credit Institutions (7.74%)
   AON Corp.;
     5.31%; 1/17/97                           $750,000     $  748,340
     5.30%; 2/7/97                             600,000        596,820
   CIT Group Holdings, Inc.;
     5.31%; 2/28/97                            400,000        396,637
     5.28%; 6/2/97                             750,000        733,390
   General Electric Capital Corp.;
     5.29%; 1/24/97                            500,000        498,384
   International Lease Finance Corp.;
     5.55%; 1/17/97                            605,000        603,601

                                                            3,577,172
Computer & Office Equipment (3.83%)
   Xerox Credit Corp.;
     5.38%; 1/24/97                            180,000        179,409
     5.65%; 1/22/97                            475,000        473,509
     5.32%; 2/4/97                             125,000        124,390
     5.50%; 2/5/97                           1,000,000        994,806

                                                            1,772,114
Department Stores (1.49%)
   Sears Roebuck Acceptance Corp.;
     5.31%; 3/11/97                            350,000        346,489
     5.39%; 5/19/97                            350,000        342,821

                                                              689,310
Drugs (0.79%)
   Abbott Laboratories;
     5.95%; 1/9/97                             365,000        364,578

Electric Services (5.75%)
   AES Shady Point, Inc.;
     5.42%; 1/10/97                            500,000        499,398
     5.42%; 1/13/97                            150,000        149,751
   Commed Fuel Co., Inc.;
     LOC Canadian Imperial Bank of
     Commerce;
     5.31%; 2/26/97                            125,000        123,986
     5.32%; 2/25/97                            400,000        396,749
     5.31%; 2/25/97                            400,000        396,814
     LOC Credit Suisse; 5/37%; 2/11/97         750,000        745,525
   Florida Power Corp.;
     5.55%; 1/28/97                            350,000        348,597

                                                            2,660,820
Finance Services (4.62%)
   Mitsubishi International Corp.;
     5.34%; 1/27/97                            700,000        697,404
     5.40%; 2/10/97                            500,000        497,075
     5.32%; 3/3/97                             325,000        322,118
     5.35%; 3/3/97                             375,000        371,656
     5.43%; 3/17/97                            250,000        247,210

                                                            2,135,463
Foregin Banks, Branches &
Agencies (2.97%)
   Barclays U.S. Funding;
     5.73%; 1/3/97                             625,000        624,901
     5.50%; 1/21/97                            750,000        747,823

                                                            1,372,724
Forest Products (2.15%)
   Weyerhaeuser Co.;
     5.50%; 2/6/97                           1,000,000        994,653

Gas Production & Distribution (0.99%)
   Washingtron Gas Light Co.;
     5.65%; 2/7/97                             460,000        457,401

Investment Offices (3.99%)
   Morgan Stanley Group, Inc.;
     5.43%; 1/7/97                            $500,000     $  499,623
     5.43%; 1/15/97                            600,000        598,824
     5.37%; 2/12/97                            750,000        745,413

                                                            1,843,860
Miscellaneous Investing (1.62%)
   MLTC Funding, Inc.;
     LOC Citibank, N.A.;
     5.32%; 1/21/97                            400,000        398,877
     5.33%; 1/24/97                            350,000        348,860

                                                              747,737

Mortgage Bankers & Brokers (0.56%)
   Countrywide Home Loan, Inc.;
     5.46%; 1/15/97                            260,000        259,487

Motor Vehicles & Equipment (4.73%)
   Echlin, Inc.;
     5.40%; 1/6/97                             250,000        249,850
     5.34%; 1/16/97                            350,000        349,273
     5.38%; 1/16/97                            300,000        299,372
     5.42%; 1/29/97                            400,000        398,374
     5.36%; 3/14/97                            500,000        494,715
     5.41%; 3/18/97                            400,000        395,492

                                                            2,187,076
Personal Credit Institutions (7.77%)
   Comoloco Inc.;
     5.40%; 2/10/97                            500,000        497,075
     5.32%; 2/27/97                            500,000        495,862
     5.50%; 5/23/97                            250,000        244,615
     5.38%; 7/24/97                            500,000        484,831
   Ford Motor Credit Co.;
     5.34%; 1/30/97                            250,000        248,962
   General Motors Acceptance Corp.;
     5.35%; 1/17/97                            150,000        149,666
     5.45%; 1/24/97                            150,000        149,501
     5.60%; 3/3/97                             125,000        123,833
     5.67%; 3/7/97                             400,000        395,968
     5.70%; 3/10/97                            200,000        197,878
     5.68%; 3/14/97                            250,000        247,199
   Norwest Financial, Inc.;
     5.30%; 2/18/97                            360,000        357,509

                                                            3,592,899
Real Estate Operators &
Lessors (3.02%)
   Towson Town Center, Inc.; LOC
     Bank of Tokyo-Mitsubishi, Ltd.;
     5.60%; 1/16/97                            400,000        399,128
     5.40%; 1/17/97                            200,000        199,550
     5.40%; 1/17/97                            300,000        299,325
     5.55%; 2/19/97                            500,000        496,300

                                                            1,394,303
Security Brokers & Dealers (14.42%)
   Bear Stearns Cos.;
     5.50%; 1/31/97                            700,000        696,899
   Goldman Sachs Group, L.P.;
     5.45%; 1/8/97                             575,000        574,478
     5.35%; 2/14/97                            825,000        819,728
     5.37%; 2/14/97                            400,000        397,434
     5.32%; 3/21/97                            375,000        370,677
Security Brokers & Dealers (Con't)
   Merrill Lynch & Co., Inc.;
     5.45%; 1/9/97                            $500,000     $  499,470
     5.34%; 1/13/97                            150,000        149,755
     5.33%; 1/22/97                            225,000        224,334
     5.33%; 1/23/97                            500,000        498,445
     5.33%; 1/23/97                            200,000        199,378
     5.35%; 2/13/97                            575,000        571,411
   Smith Barney Inc.;
     5.42%; 1/2/97                             700,000        700,000
     5.40%; 1/3/97                             500,000        499,925
     5.45%; 1/3/97                             300,000        299,955
     5.55%; 1/3/97                             170,000        169,974
                                                            6,671,863
Soap, Cleaners & Toilet Goods (0.49%)
   Procter & Gamble Co.;
     5.55%; 1/7/97                             225,000        224,827

Subdividers & Developers (4.41%)
   Hartz 667 Commercial Paper Corp.;
     LOC Bank of Tokyo-Mitsubishi, Ltd.;
     5.42%; 1/14/97                          1,000,000        998,193
     5.67%; 2/3/97                             750,000        746,220
     5.40%; 2/3/97                             300,000        298,560

                                                            2,042,973
Tires & Inner Tubes (4.42%)
   Bridgestone/Firestone;
     LOC Sumitomo Bank Ltd.;
     5.55%; 1/6/97                             750,000        749,538
     5.50%; 1/8/97                             400,000        399,633
     6.00%; 1/9/97                             400,000        399,533
     5.37%; 1/13/97                            500,000        499,180

                                                            2,047,884


                      Total Commercial Paper               39,147,310

Bank Notes (4.00%)

Commercial Banks (4.00%)
   LaSalle National Bank;
     5.56%; 3/6/97                             300,000        300,000
     5.47%; 3/15/97                            300,000        300,000
     5.77%; 4/25/97                            350,000        350,000
     5.72%; 4/30/97                            400,000        400,000
     6.20%; 8/21/97                            500,000        500,000


                            Total Bank Notes                1,850,000

Bonds (9.61%)

Business Credit Institutions (2.16%)
   John Deere Capital Corp.
     Medium-Term Notes, Series C;
     5.95%; 6/30/97                          1,000,000        999,444

Electric Services (1.09%)
   Southern California Edison Co. Ref.
     Mortgage; 6.13%; 7/15/97                  500,000        501,335

Personal Credit Institutions (6.36%)
   American General Finance Corp.;
     7.70%; 11/15/97                          $500,000     $  508,455
   Associates Corp. of North America
     Senior Notes;
     8.63%; 6/15/97                          1,000,000      1,012,035
     6.75%; 7/15/97                            500,000        502,280
   Ford Motor Credit Co.;
     5.63%; 3/3/97                             415,000        415,074
   Household Finance Corp. Notes;
     6.25%; 10/15/97                           500,000        501,899

                                                            2,939,743


                                 Total Bonds                4,440,522

U.S. Government Treasury Bill (1.41%)

Treasury Bill (1.41%)
   U.S. Government Treasury Bill;
     5.09%; 3/6/97                             660,000        654,077



        Total Portfolio Investments (99.67%)               46,091,909

Cash and receivables, net of liabilities (0.33%)              152,340


                  Total Net Assets (100.00%)              $46,244,249



PRINCIPAL WORLD FUND, INC.


                                                Shares
                                                 Held        Value


Common Stocks (94.61%)

Aircraft & Parts (0.03%)
   Cemex SA                                      6,936     $   24,891

Beverages (1.21%)
   Lion Nathan                                 362,000        867,047

Blast Furnace & Basic Steel
Products (1.27%)
   Voest-Alpine Stahl                           25,700(b)     913,290

Cement, Hydraulic (0.06%)
   Apasco SA                                     6,320         43,354

Central Reserve Depositories (5.23%)
   Banco Totta & Acores                         23,000        433,185
   Barclays PLC                                 83,048      1,421,911
   Ergo Bank                                     3,800        192,611
   Union Bank of Norway                         12,800        400,916
   Wing Hang Bank                              286,000      1,297,816

                                                            3,746,439
Combination Utility Services (2.51%)
   ABB AG                                          905      1,122,218
   Iberdrola 1 SA                               47,600        673,334

                                                            1,795,552
Commercial Banks (7.62%)
   ABN-AMRO Holdings NV                         12,235        795,042
   Bank of Ireland                             116,449      1,063,155
   Fokus Bank                                  119,000(b)  $  818,135
   Grupo Financiero Bancomer;
     Series B                                  235,000(a)      94,036
   National Australia Bank Ltd.                 89,885      1,056,606
   Siam City Bank                              555,000        519,500
   Svenska Handelsbanken AB Free                40,500      1,115,110

                                                            5,461,584
Communications Services,
NEC (1.03%)
   KPN Royal PTT Nederland                      19,389        738,688

Computer & Office Equipment (0.12%)
   Canon, Inc.                                   4,000         88,222

Concrete, Gypsum & Plaster
Products (0.02%)
   Cementos de Mexico SA                         3,200         12,439

Construction & Related
Machinery (0.78%)
   Powerscreen International PLC                58,100        561,760

Consumer Products (1.90%)
   Imasco Ltd.                                  55,700      1,365,422

Crude Petroleum & Natural
Gas (0.62%)
   Hardy Oil & Gas                              86,200        443,280

Deap Sea Foreign Transportation
of Freight (0.50%)
   Van Ommeren NV                                7,900        356,239

Department Stores (0.75%)
   Vendex International                         12,500        534,041

Drugs (4.05%)
   Elan Corp. PLC ADR                           23,400(a)     778,050
   Galenica Holdings AG                            480        170,877
   Roussel-Uclaf                                 2,970        872,364
   Teva Pharmaceutical ADR                      21,500      1,080,375

                                                            2,901,666
Electric Light & Wiring
Equipment (0.33%)
   Clipsal Industries Holdings                  25,000         91,000
   Otra NV                                       8,300        142,513

                                                              233,513
Electric Services (1.12%)
   Korea Electric Power Corp.                    8,100        235,671
   Korea Mobil Telecommunications
     Corp.                                         290        156,404
   Northern Ireland Electric                    63,400        413,372

                                                              805,447
Electronic Components &
Accessories (2.71%)
   Amtek Engineering                           391,250        777,567
   Elec & Eltek International                  268,000      1,018,400
   Murata Mfg.                                   1,000         33,170
   Varitronix                                   63,000        114,027

                                                            1,943,164
Electronic Distribution
Equipment (3.42%)
   Amper SA                                     38,000        869,114
   Phillips Electronics                         28,900     $1,169,542
   Techtronic Industries Co.                     2,800        416,290

                                                            2,454,946
Engines & Turbines (2.38%)
   Mabuchi Motor                                 1,400         70,320
   PT United Tractors                          372,000        779,428
   Scapa Group PLC                             204,000        855,308

                                                            1,705,056
Farm & Garden Machinery (1.31%)
   New Holland NV                               45,000(a)     939,375

Finance Services (1.34%)
   MBF Capital Berhad                          592,000        961,075

Foreign Banks, Branches &
Agencies (0.05%)
   Shinhan Bank                                  2,740(a)      37,268

Forest Products (0.17%)
   Metsa-Serla                                  16,000        119,765

Functions Closely Related to
Banking (0.87%)
   Liechtenstein Global Trust AG                 1,225        625,856

Gas Production & Distribution (1.62%)
   Hafslund ASA                                  5,467         37,415
   OMV AG                                        9,950      1,120,800

                                                            1,158,215
Highway & Street
Construction (0.38%)
   BAU Holdings AG                               3,030        151,227
   Edrasis Psallidas                            14,664        124,820

                                                              276,047
Holding Offices (1.21%)
   First Pacific Co. Ltd.                      666,382        865,824

Household Appliances (1.00%)
   Fisher & Paykel                             182,086        714,012

Household Audio & Video
Equipment (0.88%)
   SKF 'B' Free                                 26,800        633,888

Industrial Inorganic Chemicals (2.12%)
   Bayer AG                                     20,100        814,507
   Kemira OY                                    56,000(a)(b)  704,707

                                                            1,519,214
Investment Offices (1.41%)
   Invesco Funding                              37,800(a)     167,863
   Invesco PLC                                 189,000        839,316

                                                            1,007,179
Meat Products (7.06%)
   AFFCO Holdings                            1,147,265        502,562
   Danisco AS                                   22,000      1,335,163
   Davomas Abadi                               780,000        701,587
   Orkla B Ordinary Shares                      21,300      1,350,977
   Unilever NV                                   6,630      1,171,350

                                                            5,061,639
Medical Instruments &
Supplies (0.12%)
   Nycomed                                       5,467         83,905

Miscellaneous Chemical
Products (3.43%)
   Hoechst AG                                   22,500     $1,040,971
   Novartis AG                                   1,238      1,414,204

                                                            2,455,175
Miscellaneous Durable Goods (1.02%)
   Hagemeyer NV                                  9,175        732,520

Miscellaneous Equipment Rental &
Leasing (1.36%)
   Insituto Mobiliane Italian                  114,000        974,679

Miscellaneous Food & Kindred
Products (0.57%)
   Burns, Philp & Co., Ltd.                    230,631        410,322

Miscellaneous Furniture &
Fixtures (0.08%)
   Pt Surya Toto                                29,000         57,693

Miscellaneous Manufacturers (0.57%)
   Carter Holt Harvey Ltd.                     181,000        410,504

Miscellaneous Non-Durable
Goods (1.97%)
   Grand Metropolitan PLC                      179,500      1,409,949

Miscellaneous Plastics Products,
NEC (0.62%)
   Royal Plastics Group                         24,100(b)     445,725

Miscellaneous Textile Goods (0.72%)
   Espirit Asia                              1,158,000        512,754

Miscellaneous Transportation
Equipment (0.54%)
   Autoliv AB                                    8,900        389,732

Miscellaneous Transportation
Services (0.23%)
   Koninklijke Pakhoed NV                        5,281        164,865

Miscellaneous Wood Products (0.25%)
   Enso OY                                      22,300        179,019

Motor Vehicles & Equipment (1.74%)
   E.C.I.A. Equipment & Composants               4,600        709,634
   Hyundai Motor Co. Ltd. GDR                   25,000(b)     173,750
   Volvo AB                                     16,450        362,583

                                                            1,245,967
Motor Vehicles, Parts &
Supplies (1.06%)
   Dahl International AB                        36,000(a)     756,588

Newspapers (1.57%)
   Marcoiberica Distribucion de
     Edicioues                                  58,500        618,393
   Publishing & Broadcasting Ltd.              104,000        505,527

                                                            1,123,920
Oil & Gas Field Services (1.55%)
   Repsol Petroleo SA                           28,960      1,108,751

Personal Credit Institutions (0.28%)
   Manhattan Card Co.                          402,000     $  203,988

Plastic Materials & Synthetics (1.21%)
   Astra AB                                     18,000        867,308

Primary Nonferrous Metals (0.46%)
   British Steel PLC                           121,300        333,167

Pulp Mills (1.65%)
   Lassila & Tikanoja Ltd. OY                   10,700        677,890
   UPM-Kymmene OY                               24,140        505,425

                                                            1,183,315
Railroad Equipment (0.23%)
   Vae AG                                        1,470        166,670

Security Brokers & Dealers (1.27%)
   Peregrine Investment Holdings               526,000        901,035
   Peregrine Investment - Warrants              38,800(a)      12,415

                                                              913,450
Security & Commodity
Services (1.62%)
   Corporacion Bancaria de Espania SA           26,000      1,161,330

Ship & Boat Building &
Repairing (0.21%)
   Unitor Ships Service                         11,930        153,203

Soap, Cleaners, & Toilet Goods (1.29%)
   Reckitt & Colman PLC                         74,350        921,183

Special Industry Machinery (1.21%)
   Bobst SA                                        205        276,342
   IHC Caland NV                                 7,700        439,367
   Sulzer AG                                       290        154,641

                                                              870,350
Sugar & Confectionary
Products (3.23%)
   Nestle                                        1,125      1,203,992
   Tate & Lyle                                 137,000      1,111,284

                                                            2,315,276
Telephone Communication (6.69%)
   Cable & Wireless PLC                         64,000        531,735
   Investec Consultadoria
     Internacional                               8,600(a)     265,894
   Nokia Corp.; Class A ADR                     23,800      1,371,475
   Tele Danmark B                                8,500        468,307
   Telecom Italia-DI                           448,200        872,523
   Telefonica de Espana SA                      49,700      1,151,993
   Telefonos de Mexico SA ADR                    4,050        133,650

                                                            4,795,577
Water Supply (0.26%)
   Wessex Water PLC                             28,596        184,005

Water Transportation of Freight,
NEC (0.52%)
   ICB Shipping AB 'B' Free                     32,000        374,925


                         Total Common Stocks               67,821,212

Bonds (1.07%)

Fire, Marine & Casualty
Insurance (1.07%)
   Alfa SA Convertible Subordinated
   Debentures; 8.00%; 9/15/00                 $700,000(b)  $  766,500

Commercial Paper (4.54%)

Business Credit Institutions (2.93%)
   General Electric Capital Corp.;
     6.65%; 1/2/97                           2,100,000      2,100,000

Personal Credit Institutions (1.61%)
   Ford Motor Credit Co.;
     5.91%; 1/2/97                           1,155,000      1,155,000


                      Total Commercial Paper                3,255,000


     Total Portfolio Investments (100.22%)                 71,842,712

Liabilities, net of cash and receivables (-0.22%)            (160,697)


     Total Net Assets (100.00%)                           $71,682,015



(a)  Non-Income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.


              Principal World Fund, Inc. Investments by Country


                         Total Market            Percentage of Total
     Country                 Value                   Market Value


   Australia             $ 1,972,456                     2.75%
   Austria                 2,351,987                     3.27
   Canada                  1,811,148                     2.52
   Denmark                 1,803,470                     2.51
   Finland                 3,558,281                     4.95
   France                  1,581,998                     2.20
   Germany                 1,855,478                     2.58
   Greece                    317,431                     0.45
   Hong Kong               4,324,148                     6.02
   Indonesia               1,538,708                     2.14
   Israel                  1,080,375                     1.50
   Italy                   1,847,203                     2.57
   Japan                     191,712                     0.27
   Korea                     603,094                     0.84
   Malaysia                  961,075                     1.34
   Mexico                  1,074,869                     1.50
   Netherlands             7,183,542                    10.00
   New Zealand             2,494,126                     3.47
   Norway                  2,844,551                     3.96
   Portugal                  699,079                     0.97
   Singapore               1,886,967                     2.63
   Spain                   5,582,915                     7.77
   Sweden                  4,500,134                     6.26
   Switzerland             4,968,129                     6.92
   Thailand                  519,500                     0.72
   United Kingdom         11,035,336                    15.36
   United States           3,255,000                     4.53


      Total Market Value $71,842,712                   100.00%


See accompanying notes.

FINANCIAL HIGHLIGHTS



Selected data for a share of Capital Stock outstanding throughout each period:

                                                                  Income from
                                                              Investment Operations                        Less Distributions
                                                     ----------------------------------------    ---------------------------------

                                                                   Net Realized
                                                                       and
                                         Net Asset       Net        Unrealized      Total         Dividends
                                         Value at      Invest-       Gain            from          from Net      Distributions
                                         Beginning      ment        (Loss) on      Investment     Investment         from
                                         of Period     Income      Investments     Operations       Income       Capital Gains

PRINCIPAL AGGRESSIVE GROWTH FUND INC.

  Year Ended December 31,
    1996                                  $12.94       $.11          $3.38           $3.49         $(.11)         $(1.80)
    1995                                   10.11        .13           4.31            4.44          (.13)          (1.48)
  Period Ended December 31, 1994(d)         9.92        .05            .24             .29          (.05)           (.05)

PRINCIPAL ASSET ALLOCATION FUND, INC.

  Year Ended December 31,
    1996                                   11.11        .36           1.06            1.42          (.36)           (.69)
    1995                                    9.79        .40           1.62            2.02          (.40)           (.30)
  Period Ended December 31, 1994(d)         9.98        .23           (.18)            .05          (.23)            --

PRINCIPAL BALANCED FUND, INC.

  Year Ended December 31,
    1996                                   13.97        .40        1.41               1.81          (.40)           (.94)
    1995                                   11.95        .45        2.44               2.89          (.45)           (.42)
    1994                                   12.77        .37        (.64)              (.27)         (.37)           (.18)
    1993                                   12.58        .42         .95               1.37          (.42)           (.76)
  Six Months Ended December 31, 1992(a)    12.93        .23         .75                .98          (.47)           (.86)
  Year Ended June 30, 1992                 11.33        .47        1.61               2.08          (.48)            --

PRINCIPAL BOND FUND, INC.

  Year Ended December 31,
    1996                                   11.73        .68        (.40)               .28          (.68)            --
    1995                                   10.12        .62        1.62               2.24          (.63)            --
    1994                                   11.16        .72       (1.04)              (.32)         (.72)            --
    1993                                   10.77        .88         .38               1.26          (.87)            --
  Six Months Ended December 31, 1992(a)    11.08        .45         .13                .58          (.89)            --
  Year Ended June 30, 1992                 10.64        .91         .46               1.37          (.93)            --

PRINCIPAL CAPITAL ACCUMULATION FUND, INC.

  Year Ended December 31,
    1996                                   27.80        .57        5.82               6.39          (.58)          (3.77)
    1995                                   23.44        .60        6.69               7.29          (.60)          (2.33)
    1994                                   24.61        .62        (.49)               .13          (.61)           (.69)
    1993                                   25.19        .61        1.32               1.93          (.60)          (1.91)
  Six Months Ended December 31, 1992(a)    26.03        .31        1.84               2.15          (.64)          (2.35)
  Year Ended June 30, 1992                 23.35        .65        2.70               3.35          (.67)            --

PRINCIPAL EMERGING GROWTH FUND, INC.

  Year Ended December 31,
    1996                                   25.33        .22        5.07               5.29          (.22)           (.66)
    1995                                   19.97        .22        5.57               5.79          (.22)           (.21)
    1994                                   20.79        .14         .03                .17          (.14)           (.85)
    1993                                   18.91        .17        3.47               3.64          (.17)          (1.59)
  Six Months Ended December 31, 1992(a)    15.97        .10        3.09               3.19          (.21)           (.04)
  Year Ended June 30, 1992                 13.93        .21        2.04               2.25          (.21)            --



FINANCIAL HIGHLIGHTS



Selected data for a share of Capital Stock outstanding throughout each period:

                                                                                                         Ratios/Supplemental Data
                                         ----------------------------                             -------------------------------



                                            Excess                       Net Asset                                   Ratio of
                                         Distributions                   Value at                 Net Assets at     Expenses to
                                             from           Total         End of      Total       End of Period       Average
                                         Capital Gains  Distributions     Period     Return      (in thousands)      Net Assets



PRINCIPAL AGGRESSIVE GROWTH FUND INC.

  Year Ended December 31,
    1996                                     $ --          $(1.91)         $14.52     28.05%        $90,106            .85%
    1995                                       --           (1.61)          12.94     44.19%         33,643            .90%
  Period Ended December 31, 1994(d)            --            (.10)          10.11      2.59%(c)      13,770           1.03%(b)

PRINCIPAL ASSET ALLOCATION FUND, INC.

  Year Ended December 31,
    1996                                       --           (1.05)          11.48     12.92%         61,631            .87%
    1995                                       --            (.70)          11.11     20.66%         41,074            .89%
  Period Ended December 31, 1994(d)           (.01)          (.24)           9.79       .52%(c)      28,041            .95%(b)

PRINCIPAL BALANCED FUND, INC.

  Year Ended December 31,
    1996                                       --           (1.34)          14.44     13.13%         93,158            .63%
    1995                                       --            (.87)          13.97     24.58%         45,403            .66%
    1994                                       --            (.55)          11.95     (2.09)%        25,043            .69%
    1993                                       --           (1.18)          12.77     11.06%         21,399            .69%
  Six Months Ended December 31, 1992(a)        --           (1.33)          12.58      8.00%(c)      18,842            .73%(b)
  Year Ended June 30, 1992                     --            (.48)          12.93     18.78%         17,344            .72%

PRINCIPAL BOND FUND, INC.

  Year Ended December 31,
    1996                                       --            (.68)          11.33      2.36%         63,387            .53%
    1995                                       --            (.63)          11.73     22.17%         35,878            .56%
    1994                                       --            (.72)          10.12     (2.90)%        17,108            .58%
    1993                                       --            (.87)          11.16     11.67%         14,387            .59%
  Six Months Ended December 31, 1992(a)        --            (.89)          10.77      5.33%(c)      12,790            .62%(b)
  Year Ended June 30, 1992                     --            (.93)          11.08     13.57%         12,024            .62%

PRINCIPAL CAPITAL ACCUMULATION FUND, INC.

  Year Ended December 31,
    1996                                       --           (4.35)          29.84     23.50%        205,019            .49%
    1995                                       --           (2.93)          27.80     31.91%        135,640            .51%
    1994                                       --           (1.30)          23.44       .49%        120,572            .51%
    1993                                       --           (2.51)          24.61      7.79%        128,515            .51%
  Six Months Ended December 31, 1992(a)        --           (2.99)          25.19      8.81%(c)     105,355            .55%(b)
  Year Ended June 30, 1992                     --            (.67)          26.03     14.53%         94,596            .54%

PRINCIPAL EMERGING GROWTH FUND, INC.

  Year Ended December 31,
    1996                                       --            (.88)          29.74     21.11%        137,161            .66%
    1995                                       --            (.43)          25.33     29.01%         58,520            .70%
    1994                                       --            (.99)          19.97       .78%         23,912            .74%
    1993                                       --           (1.76)          20.79     19.28%         12,188            .78%
  Six Months Ended December 31, 1992(a)        --            (.25)          18.91     20.12%(c)       9,693            .81%(b)
  Year Ended June 30, 1992                     --            (.21)          15.97     16.19%          7,829            .82%




FINANCIAL HIGHLIGHTS



Selected data for a share of Capital Stock outstanding throughout each period:


                                         -------------------------------


                                            Ratio of Net
                                            Investment
                                             Income to        Portfolio     Average
                                              Average          Turnover    Commission
                                             Net Assets          Rate         Rate



PRINCIPAL AGGRESSIVE GROWTH FUND INC.

  Year Ended December 31,
    1996                                      1.05%            166.9%       $.0541
    1995                                      1.34%            172.9%          N/A
  Period Ended December 31, 1994(d)           1.06%(b)         105.6%(b)       N/A

PRINCIPAL ASSET ALLOCATION FUND, INC.

  Year Ended December 31,
    1996                                      3.45%            108.2%        .0497
    1995                                      4.07%             47.1%          N/A
  Period Ended December 31, 1994(d)           4.27%(b)          60.7%(b)       N/A

PRINCIPAL BALANCED FUND, INC.

  Year Ended December 31,
    1996                                      3.45%             22.6%        .0417
    1995                                      4.12%             25.7%          N/A
    1994                                      3.42%             31.5%          N/A
    1993                                      3.30%             15.8%          N/A
  Six Months Ended December 31, 1992(a)       3.71%(b)          38.4%(b)       N/A
  Year Ended June 30, 1992                    3.80%             26.6%          N/A

PRINCIPAL BOND FUND, INC.

  Year Ended December 31,
    1996                                      7.00%              1.7%          N/A
    1995                                      7.28%              5.9%          N/A
    1994                                      7.86%             18.2%          N/A
    1993                                      7.57%             14.0%          N/A
  Six Months Ended December 31, 1992(a)       8.10%(b)           6.7%(b)       N/A
  Year Ended June 30, 1992                    8.47%              6.1%          N/A

PRINCIPAL CAPITAL ACCUMULATION FUND, INC.

  Year Ended December 31,
    1996                                      2.06%             48.5%        .0426
    1995                                      2.25%             49.2%          N/A
    1994                                      2.36%             44.5%          N/A
    1993                                      2.49%             25.8%          N/A
  Six Months Ended December 31, 1992(a)       2.56%(b)          39.7%(b)       N/A
  Year Ended June 30, 1992                    2.65%             34.8%          N/A

PRINCIPAL EMERGING GROWTH FUND, INC.

  Year Ended December 31,
    1996                                      1.07%              8.8%        .0379
    1995                                      1.23%             13.1%          N/A
    1994                                      1.15%             12.0%          N/A
    1993                                       .89%             22.4%          N/A
  Six Months Ended December 31, 1992(a)       1.24%(b)           8.6%(b)       N/A
  Year Ended June 30, 1992                    1.33%             10.1%          N/A

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)



Selected data for a share of Capital Stock outstanding throughout each period:

                                                                  Income from
                                                              Investment Operations                      Less Distributions
                                                       ---------------------------------------  -------------------------------

                                                                   Net Realized
                                                                       and
                                         Net Asset       Net        Unrealized      Total         Dividends
                                         Value at      Invest-       Gain            from          from Net      Distributions
                                         Beginning      ment        (Loss) on      Investment     Investment         from
                                         of Period     Income      Investments     Operations       Income       Capital Gains

PRINCIPAL GOVERNMENT SECURITIES FUND, INC.

  Year Ended December 31,
    1996                                    $10.55      $.59         $  (.24)       $  .35           $(.59)          $  --
    1995                                      9.38       .60            1.18          1.78            (.61)             --
    1994                                     10.61       .76           (1.24)         (.48)           (.75)             --
    1993                                     10.28       .71             .33          1.04            (.71)             --
  Six Months Ended December 31, 1992(a)      10.93       .40             .04           .44            (.78)             --
  Year Ended June 30, 1992                   10.24       .80             .71          1.51            (.81)             --

PRINCIPAL GROWTH FUND, INC.

  Year Ended December 31,
    1996                                     12.43       .16            1.39          1.55            (.16)            (.03)
    1995                                     10.10       .17            2.42          2.59            (.17)             --
  Period Ended December 31, 1994(e)           9.60       .07             .51           .58            (.08)             --

PRINCIPAL HIGH YIELD FUND, INC.

  Year Ended December 31,
    1996                                      8.39       .80             .30          1.10            (.77)             --
    1995                                      7.91       .76             .51          1.27            (.77)            (.02)
    1994                                      8.62       .77            (.72)          .05            (.76)             --
    1993                                      8.38       .80             .23          1.03            (.79)             --
  Six Months Ended December 31, 1992(a)       8.93       .45            (.10)          .35            (.90)             --
  Year Ended June 30, 1992                    8.28       .92             .66          1.58            (.93)             --

PRINCIPAL MONEY MARKET FUND, INC.

  Year Ended December 31,
    1996                                      1.000      .049            --            .049           (.049)            --
    1995                                      1.000      .054            --            .054           (.054)            --
    1994                                      1.000      .037            --            .037           (.037)            --
    1993                                      1.000      .027            --            .027           (.027)            --
  Six Months Ended December 31, 1992(a)       1.000      .016            --            .016           (.016)            --
  Year Ended June 30, 1992                    1.000      .046            --            .046           (.046)            --

PRINCIPAL WORLD FUND, INC.

  Year Ended December 31,
    1996                                     10.72       .22            2.46          2.68            (.22)            (.16)
    1995                                      9.56       .19            1.16          1.35            (.18)             --
  Period Ended December 31, 1994(e)           9.94       .03            (.33)         (.30)           (.05)            (.02)




FINANCIAL HIGHLIGHTS



Selected data for a share of Capital Stock outstanding throughout each period:

                                       ---------------------------------



                                             Excess                          Net Asset
                                          Distributions                      Value at
                                              from              Total         End of      Total
                                          Capital Gains     Distributions     Period     Return

PRINCIPAL GOVERNMENT SECURITIES FUND, INC.

  Year Ended December 31,
    1996                                     $ --           $   (.59)        $10.31       3.35%
    1995                                       --               (.61)         10.55      19.07%
    1994                                       --               (.75)          9.38      (4.53)%
    1993                                       --               (.71)         10.61      10.07%
  Six Months Ended December 31, 1992(a)       (.31)            (1.09)         10.28       4.10%(c)
  Year Ended June 30, 1992                    (.01)             (.82)         10.93      15.34%

PRINCIPAL GROWTH FUND, INC.

  Year Ended December 31,
    1996                                       --               (.19)         13.79      12.51%
    1995                                      (.09)             (.26)         12.43      25.62%
  Period Ended December 31, 1994(e)            --               (.08)         10.10       5.42%(c)

PRINCIPAL HIGH YIELD FUND, INC.

  Year Ended December 31,
    1996                                       --               (.77)          8.72      13.13%
    1995                                       --               (.79)          8.39      16.08%
    1994                                       --               (.76)          7.91        .62%
    1993                                       --               (.79)          8.62      12.31%
  Six Months Ended December 31, 1992(a)        --               (.90)          8.38       4.06%(c)
  Year Ended June 30, 1992                     --               (.93)          8.93      20.70%

PRINCIPAL MONEY MARKET FUND, INC.

  Year Ended December 31,
    1996                                       --               (.049)         1.000      5.07%
    1995                                       --               (.054)         1.000      5.59%
    1994                                       --               (.037)         1.000      3.76%
    1993                                       --               (.027)         1.000      2.69%
  Six Months Ended December 31, 1992(a)        --               (.016)         1.000      1.54%(c)
  Year Ended June 30, 1992                     --               (.046)         1.000      4.64%

PRINCIPAL WORLD FUND, INC.

  Year Ended December 31,
    1996                                       --               (.38)         13.02      25.09%
    1995                                      (.01)             (.19)         10.72      14.17%
  Period Ended December 31, 1994(e)           (.01)             (.08)          9.56      (3.37)%(c)



FINANCIAL HIGHLIGHTS



Selected data for a share of Capital Stock outstanding throughout each period:

                                                            Ratios/Supplemental Data
                                       --------------------------------------------------------------


                                                                          Ratio of Net
                                                           Ratio of       Investment
                                        Net Assets at     Expenses to      Income to        Portfolio     Average
                                        End of Period       Average         Average          Turnover    Commission
                                       (in thousands)      Net Assets      Net Assets          Rate         Rate

PRINCIPAL GOVERNMENT SECURITIES FUND, INC.

  Year Ended December 31,
    1996                                    $85,100           .52%           6.46%             8.4%          N/A
    1995                                     50,079           .55%           6.73%             9.8%          N/A
    1994                                     36,121           .56%           7.05%            23.2%          N/A
    1993                                     36,659           .55%           7.07%            20.4%          N/A
  Six Months Ended December 31, 1992(a)      31,760           .59%(b)        7.35%(b)         34.5%(b)       N/A
  Year Ended June 30, 1992                   33,022           .58%           7.84%            38.9%          N/A

PRINCIPAL GROWTH FUND, INC.

  Year Ended December 31,
    1996                                     99,612           .52%           1.61%             2.0%       $.0401
    1995                                     42,708           .58%           2.08%             6.9%          N/A
  Period Ended December 31, 1994(e)          13,086           .75%(b)        2.39%(b)          0.9%(b)       N/A

PRINCIPAL HIGH YIELD FUND, INC.

  Year Ended December 31,
    1996                                     13,740           .70%           9.21%            32.0%          N/A
    1995                                     11,830           .73%           9.09%            35.1%          N/A
    1994                                      9,697           .73%           9.02%            30.6%          N/A
    1993                                      9,576           .74%           8.80%            28.7%          N/A
  Six Months Ended December 31, 1992(a)       8,924           .77%(b)       10.33%(b)         20.6%(b)       N/A
  Year Ended June 30, 1992                    8,556           .77%          11.00%            31.3%          N/A

PRINCIPAL MONEY MARKET FUND, INC.

  Year Ended December 31,
    1996                                     46,244           .56%           5.00%              N/A          N/A
    1995                                     32,670           .58%           5.32%              N/A          N/A
    1994                                     29,372           .60%           3.81%              N/A          N/A
    1993                                     22,753           .60%           2.64%              N/A          N/A
  Six Months Ended December 31, 1992(a)      27,680           .59%(b)        3.10%(b)           N/A          N/A
  Year Ended June 30, 1992                   25,194           .57%           4.54%              N/A          N/A

PRINCIPAL WORLD FUND, INC.

  Year Ended December 31,
    1996                                     71,682           .90%           2.28%            12.5%        .0120
    1995                                     30,566           .95%           2.26%            15.6%          N/A
  Period Ended December 31, 1994(e)          13,746          1.24%(b)        1.31%(b)         14.4%(b)       N/A


See accompanying notes.

Notes to Financial  Highlights

(a) Effective July 1, 1992 the fund changed its fiscal year end from June 30 to December 31.

(b)  Computed on an annualized basis.

(c)  Total return amounts have not been annualized.

(d) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Aggressive Growth Fund, Inc. and $.01 per share for Principal Asset Allocation Fund, Inc. for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Aggressive Growth Fund, Inc. and Principal Asset Allocation Fund, Inc. incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.

(e) Period from May 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Growth Fund, Inc. and $.04 per share for Principal World Fund, Inc. for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Growth Fund, Inc. and Principal World Fund, Inc. incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.

REPORT OF INDEPENDENT AUDITORS

The Boards of Directors and Shareholders
Principal Aggressive Growth Fund, Inc.
Principal Asset Allocation Fund, Inc.
Principal Balanced Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Accumulation Fund, Inc.
Principal Emerging Growth Fund, Inc.
Principal Government Securities Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal Money Market Fund, Inc.
Principal World Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc., including the schedules of investments, as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the period of two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc. at December 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for the period of two years then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Des Moines, Iowa
January 17, 1997